UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04015

Eaton Vance Mutual Funds Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

September 30

Date of Fiscal Year End

September 30, 2022

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Total Return Bond Fund
Annual Report
September 30, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report September 30, 2022
Eaton Vance
Total Return Bond Fund

Eaton Vance
Total Return Bond Fund
September 30, 2022
Management’s Discussion of Fund Performance†

Economic and Market Conditions
For fixed-income investors, the two dominant themes during the 12-month period ended September 30, 2022, were persistently high inflation rates in the U.S. and globally, and attempts by central banks to tame rising costs using interest rates to intentionally deflate consumer demand. The result was a period-long sell-off in fixed-income assets, with nearly all major U.S. fixed-income indexes reporting double-digit declines.
In the opening months of the period, interest rates rose and bond prices fell in anticipation the U.S. Federal Reserve (the Fed) would begin tapering its monthly bond purchases, which had helped hold interest rates down during much of the COVID-19 pandemic. In late 2021, the Fed confirmed it would begin reducing the pace of asset purchases beginning in November 2021 and continue in the months ahead. Starting in March 2022, U.S. Treasury rates rose amid mounting concerns over the prospect of multiple rate hikes in 2022.
In February 2022, Russia’s invasion of Ukraine sent shock waves through markets worldwide, exacerbating inflationary pressures on energy and food costs through the spring and summer months. In August, Fed Chair Jerome Powell confirmed that fighting inflation remained the U.S. central bank’s top priority. That September, the Fed followed through with its third straight 0.75% rate increase -- its fifth hike of 2022 -- and announced a new year-end federal funds target of 4.40%, up from its previous projection of 3.40%. By period-end, the Bloomberg U.S. Treasury Index (the Treasury Index) had declined 12.94%.
As spreads widened, most other bond asset classes underperformed Treasurys during the period.
Investment-grade corporate bonds experienced one of the worst 12-month periods in history, with the Bloomberg U.S. Corporate Bond Index (the Corporate Index) declining 18.53%. In a period when lower rated bonds within investment grade and bonds with longer durations generally underperformed higher rated bonds and bonds with shorter durations, the Corporate Index was concentrated in lower rated, longer duration bonds. With a majority of its holdings rated BBB -- the lowest investment-grade credit rating -- and relatively few new issues rated AAA, AA, or A, the investment-grade corporate asset class was exposed to a widespread fixed-income sell-off during the period.
Despite a lower overall credit rating, the high yield corporate asset class outperformed investment-grade assets, as the Bloomberg U.S. Corporate High Yield Index returned -14.14% during the period. Mortgage-backed securities also underperformed Treasurys, with the Bloomberg U.S. Mortgage-Backed Securities Index returning -13.98% and underperforming the Treasury Index.
In contrast, asset-backed securities (ABS) -- securities backed by a range of corporate and consumer debt -- were one of the best-performing fixed-income asset classes, with the Bloomberg Asset-Backed Securities Index returning -5.61% during the period. The relative outperformance of ABS was due mainly to a shorter duration than Treasurys, as represented by the Treasury Index, during a period of rising interest rates.
Fund Performance
For the 12-month period ended September 30, 2022, Eaton Vance Total Return Bond Fund (the Fund) returned -14.10% for Class A shares at net asset value (NAV), outperforming its benchmark, the Bloomberg U.S. Aggregate Bond Index (the Index), which returned -14.60%.
Early in the period in anticipation of rising interest rates, the Fund’s duration — or sensitivity to interest rate changes — was decreased to a shorter duration than the Index. As the U.S. Federal Reserve (the Fed) hiked the federal funds rate five times during the period, the Fund’s shorter duration became the largest contributor to performance versus the Index.
The Fund’s overweight position in short-maturity bonds — the strongest-performing area of the yield curve during the period — and its underweight position in long-maturity bonds — the weakest-performing area — contributed to returns versus the Index as well.
On a sector basis, an underweight position in agency mortgage-backed securities (MBS) issued by Fannie Mae, Freddie Mac, and Ginnie Mae, and an out-of-Index allocation to bank loans helped Fund performance versus the Index during the period.
The Fund’s bank loan allocation — consisting of floating-rate securities that reset their interest rates periodically — outperformed the Index during a period of rising rates.
In contrast, detractors from performance versus the Index during the period included security selections in asset-backed securities (ABS) and investment-grade corporate bonds, as well as an overweight position in high yield corporate bonds.
In the ABS sector, the Fund’s holdings in bonds backed by aircraft leasing revenues underperformed the Index. Leasing revenues declined as airlines downsized their fleets when travel plummeted early in the pandemic. After the global economy reopened in 2022 and travel demand resumed, flight and maintenance crew shortages limited airlines’ ability to put aircraft back into service. In addition, Asian airlines were hampered by China’s zero-COVID prevention and containment policy, which restricted travel demand in southeast Asia during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Eaton Vance
Total Return Bond Fund
September 30, 2022
Management’s Discussion of Fund Performance† — continued

With regard to investment-grade corporate bonds, security selections and an overweight position in the financials industry dragged on Index-relative returns during the period, as spreads — the yield difference between a given asset class and U.S. Treasurys — widened more than the Index average.
In the high yield sector, the Fund’s overweight exposure to the retail industry detracted from returns versus the Index during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Eaton Vance
Total Return Bond Fund
September 30, 2022
Performance

Portfolio Manager(s) Matthew T. Buckley, CFA, John H. Croft, CFA and Vishal Khanduja, CFA
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	11/17/2009	11/17/2009	(14.10)%	0.48%	1.90%
Class A with 3.25% Maximum Sales Charge	—	—	(16.86)	(0.18)	1.57
Class C at NAV	11/17/2009	11/17/2009	(14.67)	(0.25)	1.29
Class C with 1% Maximum Deferred Sales Charge	—	—	(15.50)	(0.25)	1.29
Class I at NAV	11/17/2009	11/17/2009	(13.89)	0.73	2.14

Bloomberg U.S. Aggregate Bond Index	—	—	(14.60)%	(0.27)%	0.89%
% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I
Gross	0.82%	1.57%	0.57%
Net	0.74	1.49	0.49
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2012	$11,372	N.A.
Class I, at minimum investment	$1,000,000	09/30/2012	$1,236,475	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
4

Eaton Vance
Total Return Bond Fund
September 30, 2022
Fund Profile

Asset Allocation (% of total investments)
Credit Quality (% of bond holdings)[1]

Footnotes:
[1]	For purposes of the Fund’s rating restrictions, ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or Kroll for securitized debt instruments only (such as asset-backed securities and mortgage-backed securities) as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P, Fitch or Kroll (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.
5

Eaton Vance
Total Return Bond Fund
September 30, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
Effective May 1, 2015, the Fund changed its investment objective and policies. Prior to May 1, 2015, the Fund invested primarily in Build America Bonds. Performance prior to May 1, 2015 reflects the Fund’s performance under its former investment objective and policies.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/23. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
Bloomberg U.S. Treasury Index measures the performance of U.S. Treasuries with a maturity of one year or more. Bloomberg U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg U.S. Corporate High Yield Index measures USD-denominated, non- investment grade corporate securities. Bloomberg U.S. Mortgage-Backed Securities Index measures agency mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). Bloomberg Asset-Backed Securities Index tracks the performance of U.S. dollar denominated investment grade, fixed rate asset-backed securities publicly issued in the U.S. domestic market.
Spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality.
Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.
Important Notice to Shareholders
Effective November 18, 2022, the Fund is managed by Vishal Khanduja, CFA and Brian Ellis, CFA.

6

Eaton Vance
Total Return Bond Fund
September 30, 2022
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2022 to September 30, 2022).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/22)	Ending Account Value (9/30/22)	Expenses Paid During Period* (4/1/22 – 9/30/22)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 908.80	$3.54**	0.74%
Class C	$1,000.00	$ 905.40	$7.12**	1.49%
Class I	$1,000.00	$ 909.10	$2.35**	0.49%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.36	$3.75**	0.74%
Class C	$1,000.00	$1,017.60	$7.54**	1.49%
Class I	$1,000.00	$1,022.61	$2.48**	0.49%
*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2022.
**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.
7

Eaton Vance
Total Return Bond Fund
September 30, 2022
Portfolio of Investments

Asset-Backed Securities — 17.4%
Security	Principal Amount (000's omitted)	Value
Aaset Trust, Series 2019-2, Class B, 4.458%, 10/16/39(1)	$3,084	$ 1,490,813
Avant Credit Card Master Trust, Series 2021-1A, Class A, 1.37%, 4/15/27(1)	1,450	1,315,687
Avant Loans Funding Trust, Series 2021-REV1, Class D, 4.30%, 7/15/30(1)	5,213	4,638,132
Business Jet Securities, LLC, Series 2020-1A, Class A, 2.981%, 11/15/35(1)	774	707,245
Chase Auto Credit Linked Notes:
Series 2021-3, Class D, 1.009%, 2/26/29(1)	753	715,213
Series 2021-3, Class E, 2.102%, 2/26/29(1)	443	422,554
Coinstar Funding, LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47(1)	3,227	3,017,358
Cologix Canadian Issuer L.P., Series 2022-1CAN, Class C, 7.74%, 1/25/52(1)(2)	2,800	1,888,376
Cologix Data Centers US Issuer, LLC:
Series 2021-1A, Class B, 3.79%, 12/26/51(1)	4,300	3,777,942
Series 2021-1A, Class C, 5.99%, 12/26/51(1)	2,900	2,544,298
Conn's Receivables Funding, LLC:
Series 2021-A, Class B, 2.87%, 5/15/26(1)	4,030	3,931,778
Series 2021-A, Class C, 4.59%, 5/15/26(1)	7,500	7,118,475
Series 2022-A, Class B, 9.52%, 12/15/26(1)	2,000	1,994,384
Diamond Infrastructure Funding, LLC, Series 2021-1A, Class C, 3.475%, 4/15/49(1)	992	816,720
Driven Brands Funding, LLC, Series 2019-2A, Class A2, 3.981%, 10/20/49(1)	3,200	2,842,778
ExteNet, LLC:
Series 2019-1A, Class A2, 3.204%, 7/26/49(1)	2,475	2,338,594
Series 2019-1A, Class B, 4.14%, 7/26/49(1)	3,502	3,311,546
Series 2019-1A, Class C, 5.219%, 7/26/49(1)	3,040	2,840,813
Falcon Aerospace, Ltd.:
Series 2019-1, Class B, 4.791%, 9/15/39(1)	4,067	2,862,895
Series 2019-1, Class C, 6.656%, 9/15/39(1)	2,953	1,782,740
FMC GMSR Issuer Trust:
Series 2021-GT1, Class A, 3.62%, 7/25/26(1)(3)	2,285	1,816,389
Series 2021-GT2, Class A, 3.85%, 10/25/26(1)(3)	1,690	1,368,439
Series 2022-GT2, Class A, 7.90%, 7/25/27(1)	1,750	1,628,254
Hertz Vehicle Financing, LLC, Series 2021-1A, Class D, 3.98%, 12/26/25(1)	5,000	4,376,055
Horizon Aircraft Finance II, Ltd., Series 2019-1, Class A, 3.721%, 7/15/39(1)	1,920	1,607,799
Lunar Aircraft, Ltd.:
Series 2020-1A, Class B, 4.335%, 2/15/45(1)	627	464,307
Series 2020-1A, Class C, 6.413%, 2/15/45(1)	294	226,206
Mosaic Solar Loan Trust:
Series 2019-2A, Class B, 3.28%, 9/20/40(1)	1,928	1,731,178
Series 2020-1A, Class C, 4.47%, 4/20/46(1)	30	29,477
Security	Principal Amount (000's omitted)	Value
MVW, LLC, Series 2020-1A, Class A, 1.74%, 10/20/37(1)	$263	$ 238,553
Neighborly Issuer, LLC, Series 2021-1A, Class A2, 3.584%, 4/30/51(1)	2,474	2,055,026
NRZ Excess Spread-Collateralized Notes:
Series 2021-FHT1, Class A, 3.104%, 7/25/26(1)	496	433,958
Series 2021-GNT1, Class A, 3.474%, 11/25/26(1)	4,326	3,811,459
Octane Receivables Trust, Series 2022-1, Class A2, 4.18%, 3/20/28(1)	2,263	2,224,175
Oportun Issuance Trust, Series 2021-B, Class C, 3.65%, 5/8/31(1)	496	448,777
Pagaya AI Debt Selection Trust:
Series 2021-2, 3.00%, 1/25/29(1)	1,286	1,201,520
Series 2021-3, Class C, 3.27%, 5/15/29(1)	2,900	2,446,493
Series 2021-5, Class C, 3.93%, 8/15/29(1)	4,319	3,672,977
Planet Fitness Master Issuer, LLC, Series 2019-1A, Class A2, 3.858%, 12/5/49(1)	2,373	2,004,075
PMT Issuer Trust - FMSR, Series-2021-FT1, Class A, 6.084%, (1 mo. USD LIBOR + 3.00%), 3/25/26(1)(4)	390	365,062
PNMAC GMSR Issuer Trust:
Series 2018-GT1, Class A, 5.934%, (1 mo. USD LIBOR + 2.85%), 2/25/23(1)(4)	775	769,551
Series 2018-GT2, Class A, 5.734%, (1 mo. USD LIBOR + 2.65%), 8/25/25(1)(4)	445	438,458
ServiceMaster Funding, LLC:
Series 2020-1, Class A2I, 2.841%, 1/30/51(1)	660	540,408
Series 2020-1, Class A2II, 3.337%, 1/30/51(1)	772	594,805
SERVPRO Master Issuer, LLC, Series 2019-1A, Class A2, 3.882%, 10/25/49(1)	3,773	3,350,992
Sonic Capital, LLC, Series 2020-1A, Class A2I, 3.845%, 1/20/50(1)	3,832	3,490,656
Stack Infrastructure Issuer, LLC:
Series 2019-2A, Class A2, 3.08%, 10/25/44(1)	1,135	1,069,604
Series 2020-1A, Class A2, 1.893%, 8/25/45(1)	1,672	1,486,554
Sunnova Helios II Issuer, LLC:
Series 2019-AA, Class C, 5.32%, 6/20/46(1)	923	791,327
Series 2021-A, Class B, 3.15%, 2/20/48(1)	2,085	1,651,418
Theorem Funding Trust, Series 2021-1A, Class B, 1.84%, 12/15/27(1)	2,461	2,245,743
Upstart Securitization Trust, Series 2020-1, Class C, 4.899%, 4/22/30(1)	3,872	3,776,645
Vantage Data Centers Issuer, LLC:
Series 2018-2A, Class A2, 4.196%, 11/15/43(1)	962	946,552
Series 2020-2A, Class A2, 1.992%, 9/15/45(1)	3,088	2,577,927
Series 2021-1A, Class A2, 2.165%, 10/15/46(1)	3,858	3,349,160

8
See Notes to Financial Statements.

Eaton Vance
Total Return Bond Fund
September 30, 2022
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Willis Engine Structured Trust V:
Series 2020-A, Class B, 4.212%, 3/15/45(1)	$1,552	$ 1,146,207
Series 2020-A, Class C, 6.657%, 3/15/45(1)	618	410,445
Total Asset-Backed Securities (identified cost $127,861,700)		$111,144,972

Collateralized Mortgage Obligations — 4.5%
Security	Principal Amount (000's omitted)	Value
Bellemeade Re, Ltd., Series 2021-2A, Class M1A, 3.481%, (30-day average SOFR + 1.20%), 6/25/31(1)(4)	$2,899	$ 2,876,907
Cascade MH Asset Trust, Series 2022-MH1, Class A, 4.25% to 7/25/27, 8/25/54(1)(5)	2,142	1,874,325
Eagle Re, Ltd., Series 2021-2, Class M1B, 4.519%, (30-day average SOFR + 2.05%), 4/25/34(1)(4)	1,500	1,490,931
Federal Home Loan Mortgage Corp., Series 2019-HAQ2, Class B1, 7.184%, (1 mo. USD LIBOR + 4.10%), 4/25/49(1)(4)	599	588,773
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2019-DNA4, Class M2, 5.034%, (1 mo. USD LIBOR + 1.95%), 10/25/49(1)(4)	229	227,021
Series 2019-HQA3, Class B1, 6.084%, (1 mo. USD LIBOR + 3.00%), 9/25/49(1)(4)	1,395	1,285,520
Series 2019-HQA4, Class B1, 6.034%, (1 mo. USD LIBOR + 2.95%), 11/25/49(1)(4)	975	945,750
Series 2020-HQA2, Class B1, 7.184%, (1 mo. USD LIBOR + 4.10%), 3/25/50(1)(4)	1,878	1,795,312
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2019-R01, Class 2B1, 7.434%, (1 mo. USD LIBOR + 4.35%), 7/25/31(1)(4)	1,390	1,399,150
Series 2019-R02, Class 1B1, 7.234%, (1 mo. USD LIBOR + 4.15%), 8/25/31(1)(4)	565	566,412
Series 2019-R02, Class 1M2, 5.384%, (1 mo. USD LIBOR + 2.30%), 8/25/31(1)(4)	158	158,288
Series 2019-R03, Class 1B1, 7.184%, (1 mo. USD LIBOR + 4.10%), 9/25/31(1)(4)	1,125	1,124,125
Series 2019-R06, Class 2B1, 6.834%, (1 mo. USD LIBOR + 3.75%), 9/25/39(1)(4)	5,851	5,775,112
Series 2019-R07, Class 1B1, 6.484%, (1 mo. USD LIBOR + 3.40%), 10/25/39(1)(4)	3,081	2,998,279
Series 2020-R02, Class 2B1, 6.084%, (1 mo. USD LIBOR + 3.00%), 1/25/40(1)(4)	1,612	1,465,379
Series 2021-R01, Class 1B2, 8.469%, (30-day average SOFR + 6.00%), 10/25/41(1)(4)	1,995	1,805,905
Series 2021-R02, Class 2B1, 5.769%, (30-day average SOFR + 3.30%), 11/25/41(1)(4)	584	523,369
Security	Principal Amount (000's omitted)	Value
Finance of America HECM Buyout, Series 2022-HB2, Class M5, 6.00% to 8/25/23, 7/25/29(1)(5)	$1,000	$ 661,693
Oaktown Re VI Ltd., Series 2021-1A, Class M1B, 4.519%, (30-day average SOFR + 2.05%), 10/25/33(1)(4)	1,000	970,567
Total Collateralized Mortgage Obligations (identified cost $29,476,573)		$ 28,532,818

Commercial Mortgage-Backed Securities — 14.2%
Security	Principal Amount (000's omitted)	Value
BAMLL Commercial Mortgage Securities Trust:
Series 2019-BPR, Class ENM, 3.843%, 11/5/32(1)(3)	$7,255	$ 5,537,697
Series 2019-BPR, Class FNM, 3.843%, 11/5/32(1)(3)	7,215	5,366,212
BBCMS Mortgage Trust, Series 2017-C1, Class D, 3.661%, 2/15/50(1)(3)	3,500	2,677,242
BX Commercial Mortgage Trust:
Series 2021-VOLT, Class C, 3.918%, (1 mo. USD LIBOR + 1.10%), 9/15/36(1)(4)	1,469	1,363,667
Series 2021-VOLT, Class D, 4.468%, (1 mo. USD LIBOR + 1.65%), 9/15/36(1)(4)	474	441,673
BX Trust, Series 2018-EXCL, Class C, 4.793%, (1 mo. USD LIBOR + 1.975%), 9/15/37(1)(4)	2,170	2,095,885
CFCRE Commercial Mortgage Trust:
Series 2016-C3, Class D, 3.052%, 1/10/48(1)(3)	1,500	1,137,398
Series 2016-C7, Class D, 4.533%, 12/10/54(1)(3)	1,725	1,319,565
COMM Mortgage Trust:
Series 2013-CR11, Class D, 5.118%, 8/10/50(1)(3)	3,603	3,497,432
Series 2015-CR22, Class D, 4.071%, 3/10/48(1)(3)	2,324	2,042,413
CSMC Trust:
Series 2016-NXSR, Class D, 4.597%, 12/15/49(1)(3)	2,000	1,346,866
Series 2022-CNTR, Class A, 6.924%, (1 mo. SOFR + 3.944%), 1/15/24(1)(4)	3,745	3,490,779
Series 2022-NWPT, Class A, 6.12%, (1 mo. SOFR + 3.14%), 9/9/24(1)(4)	1,900	1,902,559
Extended Stay America Trust, Series 2021-ESH, Class C, 4.518%, (1 mo. USD LIBOR + 1.70%), 7/15/38(1)(4)	3,157	3,041,049
Federal National Mortgage Association Multifamily Connecticut Avenue Securities Trust:
Series 2019-01, Class M10, 6.334%, (1 mo. USD LIBOR + 3.25%), 10/25/49(1)(4)	2,971	2,825,159
Series 2020-01, Class M10, 6.834%, (1 mo. USD LIBOR + 3.75%), 3/25/50(1)(4)	3,245	3,044,340
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C22, Class D, 4.699%, 9/15/47(1)(3)	1,980	1,468,697
Series 2014-C25, Class D, 4.084%, 11/15/47(1)(3)	3,575	2,425,439
Series 2015-C29, Class D, 3.823%, 5/15/48(3)	500	368,155
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2013-C16, Class D, 5.17%, 12/15/46(1)(3)	1,500	1,424,755

9
See Notes to Financial Statements.

Eaton Vance
Total Return Bond Fund
September 30, 2022
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
JPMorgan Chase Commercial Mortgage Securities Trust: (continued)
Series 2014-DSTY, Class B, 3.771%, 6/10/27(1)	$1,384	$ 290,567
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2016-C29, Class C, 4.886%, 5/15/49(3)(6)	4,199	3,768,534
Series 2016-C29, Class D, 3.00%, 5/15/49(1)(6)	3,048	2,346,956
Series 2016-C32, Class D, 3.396%, 12/15/49(1)(3)(6)	5,000	3,705,129
Morgan Stanley Capital I Trust:
Series 2016-UBS12, Class D, 3.312%, 12/15/49(1)(6)	7,150	3,862,789
Series 2019-BPR, Class B, 5.168%, (1 mo. USD LIBOR + 2.35%), 5/15/36(1)(4)(6)	3,960	3,819,553
Series 2019-BPR, Class C, 6.118%, (1 mo. USD LIBOR + 3.30%), 5/15/36(1)(4)(6)	1,540	1,463,766
Natixis Commercial Mortgage Securities Trust, Series 2018-FL1, Class C, 5.018%, (1 mo. USD LIBOR + 2.20%), 6/15/35(1)(4)	3,219	2,855,501
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class D, 4.316%, 4/10/46(1)(3)	2,000	1,677,000
VMC Finance, LLC, Series 2021-HT1, Class B, 7.493%, (1 mo. USD LIBOR + 4.50%), 1/18/37(1)(4)	8,477	8,155,031
Wells Fargo Commercial Mortgage Trust:
Series 2015-C31, Class D, 3.852%, 11/15/48	5,598	4,622,552
Series 2016-C35, Class D, 3.142%, 7/15/48(1)	2,150	1,623,812
Series 2016-C36, Class D, 2.942%, 11/15/59(1)	6,000	3,730,831
WF-RBS Commercial Mortgage Trust, Series 2014-C24, Class D, 3.692%, 11/15/47(1)	4,150	2,335,341
Total Commercial Mortgage-Backed Securities (identified cost $101,340,196)		$ 91,074,344

Corporate Bonds — 31.0%
Security	Principal Amount (000's omitted)	Value
Aerospace & Defense — 1.0%
American Airlines, Inc./AAdvantage Loyalty IP, Ltd.:
5.50%, 4/20/26(1)	$3,202	$ 3,012,554
5.75%, 4/20/29(1)	812	709,911
Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, 10/20/28(1)	3,106	2,897,039
		$ 6,619,504
Auto Manufacturers — 0.3%
General Motors Co., 5.60%, 10/15/32	$2,011	$ 1,797,683
		$ 1,797,683
Security	Principal Amount (000's omitted)	Value
Automotive & Auto Parts — 0.4%
Tupy Overseas S.A., 4.50%, 2/16/31(1)	$3,100	$ 2,308,541
		$ 2,308,541
Banks — 4.2%
Banco de Chile, 2.99%, 12/9/31(1)	$1,747	$ 1,358,929
Banco Mercantil del Norte S.A./Grand Cayman, 7.50% to 6/27/29(1)(7)(8)	745	636,658
Bank Hapoalim BM, 3.255% to 1/21/27, 1/21/32(1)(8)(9)	2,600	2,173,259
BankUnited, Inc., 5.125%, 6/11/30	1,633	1,524,078
BBVA Bancomer S.A./Texas, 5.125% to 1/18/28, 1/18/33(1)(8)	2,270	1,881,848
BNP Paribas S.A., 4.625% to 2/25/31(1)(7)(8)	914	587,423
BPCE S.A., 3.648% to 1/14/32, 1/14/37(1)(8)	1,518	1,127,631
Citigroup, Inc., 3.785% to 3/17/32, 3/17/33(8)	3,735	3,135,729
Credit Suisse Group AG, 9.75% to 6/23/27(1)(7)(8)	2,170	2,133,933
Macquarie Group, Ltd., 2.871% to 1/14/32, 1/14/33(1)(8)	3,071	2,312,575
Societe Generale S.A., 6.221% to 6/15/32, 6/15/33(1)(8)	1,700	1,509,336
Swedbank AB, 5.337%, 9/20/27(1)	1,955	1,896,731
Synchrony Bank, 5.625%, 8/23/27	1,933	1,853,492
Texas Capital Bancshares, Inc., 4.00% to 5/6/26, 5/6/31(8)	3,393	2,926,571
UBS Group AG, 4.375% to 2/10/31(1)(7)(8)	3,315	2,186,243
		$ 27,244,436
Building and Development — 0.4%
MDC Holdings, Inc., 2.50%, 1/15/31	$3,641	$ 2,437,336
		$ 2,437,336
Building Materials — 0.4%
Builders FirstSource, Inc., 5.00%, 3/1/30(1)	$2,706	$ 2,304,118
		$ 2,304,118
Chemicals — 0.8%
Alpek SAB de CV:
3.25%, 2/25/31(1)	$1,600	$ 1,185,857
4.25%, 9/18/29(1)	2,490	2,063,027
Celanese US Holdings, LLC:
6.165%, 7/15/27	1,055	999,799
6.33%, 7/15/29	1,285	1,198,919
		$ 5,447,602
Commercial Services — 1.3%
Ashtead Capital, Inc., 4.25%, 11/1/29(1)	$2,785	$ 2,433,609
Block Financial, LLC, 3.875%, 8/15/30	2,825	2,416,412

10
See Notes to Financial Statements.

Eaton Vance
Total Return Bond Fund
September 30, 2022
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Commercial Services (continued)
Global Payments, Inc., 5.40%, 8/15/32	$1,775	$ 1,650,168
Western Union Co. (The), 6.20%, 11/17/36	2,075	1,980,524
		$ 8,480,713
Computers — 0.3%
Seagate HDD Cayman, 5.75%, 12/1/34	$2,589	$ 2,061,362
		$ 2,061,362
Consumer Products — 0.3%
Natura & Co. Luxembourg Holdings S.a.r.l., 6.00%, 4/19/29(1)	$614	$ 506,495
Natura Cosmeticos S.A., 4.125%, 5/3/28(1)	1,885	1,492,109
		$ 1,998,604
Consumer Services — 0.3%
Ferguson Finance PLC, 4.65%, 4/20/32(1)	$2,050	$ 1,807,899
		$ 1,807,899
Diversified Financial Services — 3.9%
Alpha Holding S.A. de CV, 9.00%, 2/10/25(1)(10)	$2,974	$ 148,682
American AgCredit Corp., Series QIB, 5.25% to 6/15/26(1)(7)(8)	1,431	1,336,196
Bread Financial Holdings, Inc., 4.75%, 12/15/24(1)	2,942	2,572,382
Brookfield Finance, Inc., 4.70%, 9/20/47	3,240	2,584,707
Cantor Fitzgerald, L.P., 4.50%, 4/14/27(1)	3,850	3,574,419
Capital One Financial Corp., 5.247% to 7/26/29, 7/26/30(8)	2,500	2,330,641
CI Financial Corp.:
3.20%, 12/17/30	3,912	2,840,787
4.10%, 6/15/51	969	578,479
Enact Holdings, Inc., 6.50%, 8/15/25(1)	2,470	2,364,593
OneMain Finance Corp., 5.375%, 11/15/29	2,696	2,093,781
Rocket Mortgage, LLC/Rocket Mortgage Co.-Issuer, Inc., 3.875%, 3/1/31(1)	2,900	2,106,629
UniCredit SpA, 5.861% to 6/19/27, 6/19/32(1)(8)	3,017	2,488,499
		$ 25,019,795
Electric Utilities — 1.2%
Calpine Corp., 3.75%, 3/1/31(1)	$2,900	$ 2,273,948
Edison International, Series B, 5.00% to 12/15/26(7)(8)	2,996	2,374,330
Engie Energia Chile S.A., 3.40%, 1/28/30(1)	3,890	2,937,210
		$ 7,585,488
Electrical and Electronic Equipment — 0.9%
Imola Merger Corp., 4.75%, 5/15/29(1)	$2,995	$ 2,533,830
Security	Principal Amount (000's omitted)	Value
Electrical and Electronic Equipment (continued)
Jabil, Inc., 3.00%, 1/15/31	$3,969	$ 3,140,369
		$ 5,674,199
Financial Services — 0.4%
Carlyle Finance Subsidiary, LLC, 3.50%, 9/19/29(1)	$3,343	$ 2,844,681
		$ 2,844,681
Foods — 1.4%
JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc.:
3.75%, 12/1/31(1)	$2,758	$ 2,211,723
5.50%, 1/15/30(1)	3,015	2,790,352
Smithfield Foods, Inc., 5.20%, 4/1/29(1)	4,000	3,741,993
		$ 8,744,068
Health Care — 0.6%
Centene Corp.:
2.50%, 3/1/31	$1,545	$ 1,167,884
3.375%, 2/15/30	990	811,478
HCA, Inc., 5.25%, 6/15/49	2,500	2,038,915
		$ 4,018,277
Insurance — 3.4%
American National Group, Inc., 6.144%, 6/13/32(1)	$3,300	$ 3,080,674
Athene Global Funding, 2.646%, 10/4/31(1)	5,300	3,994,421
Global Atlantic Fin Co., 3.125%, 6/15/31(1)	4,532	3,324,632
Liberty Mutual Group, Inc., 4.125% to 9/15/26, 12/15/51(1)(8)	3,769	2,919,196
Maple Grove Funding Trust I, 4.161%, 8/15/51(1)	2,740	1,864,759
Radian Group, Inc., 4.875%, 3/15/27	3,433	3,047,920
Stewart Information Services Corp., 3.60%, 11/15/31	4,244	3,277,358
		$ 21,508,960
Leisure Time — 0.3%
Brunswick Corp., 5.10%, 4/1/52	$2,791	$ 1,941,617
		$ 1,941,617
Machinery — 0.3%
Valmont Industries, Inc., 5.25%, 10/1/54	$2,184	$ 1,892,471
		$ 1,892,471
Oil and Gas — 1.9%
National Fuel Gas Co., 2.95%, 3/1/31	$4,065	$ 3,179,000
Neptune Energy Bondco PLC, 6.625%, 5/15/25(1)	3,059	2,844,044

11
See Notes to Financial Statements.

Eaton Vance
Total Return Bond Fund
September 30, 2022
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Oil and Gas (continued)
Patterson-UTI Energy, Inc., 5.15%, 11/15/29	$5,357	$ 4,429,257
Petroleos Mexicanos, 6.50%, 3/13/27	2,250	1,888,088
		$ 12,340,389
Pharmaceuticals — 0.4%
Perrigo Finance Unlimited Co., 4.40%, 6/15/30	$3,028	$ 2,471,393
		$ 2,471,393
Pipelines — 0.5%
Midwest Connector Capital Co., LLC, 4.625%, 4/1/29(1)	$3,594	$ 3,212,531
		$ 3,212,531
Real Estate Investment Trusts (REITs) — 3.4%
American Assets Trust, L.P., 3.375%, 2/1/31	$3,290	$ 2,617,738
Corporate Office Properties, L.P., 2.90%, 12/1/33	1,656	1,149,789
EPR Properties:
3.60%, 11/15/31	1,200	858,832
3.75%, 8/15/29	2,672	2,067,215
Iron Mountain, Inc.:
4.50%, 2/15/31(1)	3,801	2,945,433
5.00%, 7/15/28(1)	503	433,606
Newmark Group, Inc., 6.125%, 11/15/23	5,219	5,148,920
Sabra Health Care, L.P., 3.20%, 12/1/31	2,741	2,017,684
Service Properties Trust, 4.75%, 10/1/26	2,410	1,821,791
Sun Communities Operating, L.P.:
2.70%, 7/15/31	789	597,394
4.20%, 4/15/32	1,619	1,358,297
Vornado Realty, L.P., 3.40%, 6/1/31	700	536,679
		$ 21,553,378
Retail — 0.9%
Bath & Body Works, Inc., 6.875%, 11/1/35	$2,845	$ 2,383,527
Dick's Sporting Goods, Inc., 4.10%, 1/15/52	2,116	1,311,812
Lithia Motors, Inc., 4.375%, 1/15/31(1)	2,475	2,029,933
		$ 5,725,272
Technology — 0.2%
CDW, LLC/CDW Finance Corp., 3.276%, 12/1/28	$1,787	$ 1,494,638
		$ 1,494,638
Telecommunications — 1.6%
AT&T, Inc.:
3.10%, 2/1/43	$2,000	$ 1,327,573
3.50%, 9/15/53	2,188	1,461,516
Security	Principal Amount (000's omitted)	Value
Telecommunications (continued)
Nokia Oyj, 4.375%, 6/12/27	$3,450	$ 3,114,263
SES Global Americas Holdings GP, 5.30%, 3/25/44(1)	1,360	1,045,508
SES S.A., 5.30%, 4/4/43(1)	810	619,564
T-Mobile USA, Inc., 3.60%, 11/15/60	3,746	2,414,751
		$ 9,983,175
Total Corporate Bonds (identified cost $245,002,263)		$198,518,130

Preferred Stocks — 1.0%
Security	Shares	Value
Real Estate Management & Development — 0.7%
Brookfield Property Partners, L.P.:
Series A, 5.75%	187,034	$ 3,179,578
Series A2, 6.375%	74,772	1,381,787
		$ 4,561,365
Telecommunications — 0.3%
United States Cellular Corp., 5.50%	108,000	$ 1,998,000
		$ 1,998,000
Total Preferred Stocks (identified cost $9,245,150)		$ 6,559,365

Senior Floating-Rate Loans — 0.7%(11)
Borrower/Description	Principal Amount (000's omitted)	Value
Health Care Providers & Services — 0.1%
Select Medical Corporation, Term Loan, 5.62%, (1 mo. USD LIBOR + 2.50%), 3/6/25	$800	$ 775,667
		$ 775,667
Specialty Retail — 0.6%
PetSmart, Inc., Term Loan, 6.87%, (1 mo. USD LIBOR + 3.75%), 2/11/28	$4,179	$ 3,964,726
		$ 3,964,726
Total Senior Floating-Rate Loans (identified cost $4,982,946)		$ 4,740,393

12
See Notes to Financial Statements.

Eaton Vance
Total Return Bond Fund
September 30, 2022
Portfolio of Investments — continued

Sovereign Government Bonds — 0.4%
Security	Principal Amount (000's omitted)	Value
South Africa — 0.4%
Republic of South Africa, 5.875%, 4/20/32	$3,118	$ 2,583,556
Total Sovereign Government Bonds (identified cost $3,118,000)		$ 2,583,556

U.S. Government Agency Mortgage-Backed Securities — 3.8%
Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association:
4.00%, 30-Year, TBA(12)	$6,450	$ 5,973,807
4.50%, 30-Year, TBA(12)	9,800	9,318,173
5.00%, 30-Year, TBA(12)	7,978	7,752,059
Pool #FM6803, 2.00%, 4/1/51	1,214	992,888
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $24,500,766)		$ 24,036,927

U.S. Treasury Obligations — 28.5%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bonds:
0.625%, 8/15/30	$12,624	$ 9,894,553
1.125%, 8/15/40	21,105	13,085,924
1.25%, 8/15/31	4,757	3,845,551
1.25%, 5/15/50	48,648	27,251,431
1.75%, 8/15/41	4,800	3,284,906
1.875%, 11/15/51	1,900	1,257,340
2.00%, 11/15/41	1,817	1,301,604
2.25%, 2/15/52	2,000	1,453,750
3.375%, 8/15/42	20,330	18,420,886
U.S. Treasury Notes:
1.125%, 2/29/28	1	859
1.375%, 11/15/31	3,542	2,878,774
1.875%, 2/28/27	4,402	4,009,947
1.875%, 2/15/32	5,400	4,576,922
2.625%, 5/31/27	7,100	6,666,512
2.75%, 4/30/27	38,300	36,153,105
2.75%, 8/15/32	10,592	9,686,715
2.875%, 4/30/29	4,580	4,276,575
2.875%, 5/15/32	5,044	4,664,518
2.875%, 5/15/49	5,000	4,171,191
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Notes: (continued)
3.00%, 6/30/24	$5,232	$ 5,118,674
3.125%, 8/31/29	2,425	2,302,045
3.25%, 6/30/27	6,160	5,937,903
3.25%, 5/15/42	10,050	8,922,516
3.50%, 9/15/25	3,000	2,939,063
Total U.S. Treasury Obligations (identified cost $213,031,432)		$182,101,264

Miscellaneous — 0.0%
Security	Principal Amount	Value
Financial Intermediaries — 0.0%
Alpha Holding S.A., Escrow Certificates(13)	$6,250,000	$ 0
Total Miscellaneous (identified cost$0)		$ 0

Short-Term Investments — 0.6%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 2.80%(14)	4,082,231	$ 4,082,231
Total Short-Term Investments (identified cost $4,082,231)		$ 4,082,231
Total Investments — 102.1% (identified cost $762,641,257)		$653,374,000
Other Assets, Less Liabilities — (2.1)%		$ (13,693,414)
Net Assets — 100.0%		$639,680,586
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2022, the aggregate value of these securities is $322,758,056 or 50.5% of the Fund's net assets.
(2)	Principal Amount is denominated in Canadian dollars.
(3)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2022.
(4)	Variable rate security. The stated interest rate represents the rate in effect at September 30, 2022.

13
See Notes to Financial Statements.

Eaton Vance
Total Return Bond Fund
September 30, 2022
Portfolio of Investments — continued

(5)	Step coupon security. Interest rate represents the rate in effect at September 30, 2022.
(6)	Represents an investment in an issuer that may be deemed to be an affiliate (see Note 10).
(7)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(8)	Security converts to variable rate after the indicated fixed-rate coupon period.
(9)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At September 30, 2022, the aggregate value of these securities is $2,173,259 or 0.3% of the Fund's net assets.
(10)	Issuer is in default with respect to interest and/or principal payments.
(11)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) or the Secured Overnight Financing Rate (“SOFR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(12)	TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date are determined upon settlement.
(13)	Non-income producing security.
(14)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2022.
Country Concentration of Portfolio
Country	Percentage of Total Investments	Value
United States	89.8%	$586,618,295
Canada	1.2	7,892,349
Mexico	1.2	7,804,160
United Kingdom	1.1	7,085,552
Cayman Islands	0.9	6,253,434
Bermuda	0.8	5,338,405
Switzerland	0.7	4,320,176
Brazil	0.7	4,307,145
Chile	0.7	4,296,139
France	0.5	3,224,390
Finland	0.5	3,114,263
South Africa	0.4	2,583,556
Italy	0.4	2,488,499
Australia	0.3	2,312,575
Israel	0.3	2,173,259
Sweden	0.3	1,896,731
Luxembourg	0.2	1,665,072
Total Investments	100.0%	$653,374,000

Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	2,157,865	CAD	2,799,001	State Street Bank and Trust Company	11/30/22	$ 131,552	$ —
						$131,552	$ —
14
See Notes to Financial Statements.

Eaton Vance
Total Return Bond Fund
September 30, 2022
Portfolio of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. Long Treasury Bond	28	Long	12/20/22	$ 3,539,376	$ (264,923)
U.S. 5-Year Treasury Note	(234)	Short	12/30/22	(25,156,828)	121,876
U.S. 10-Year Treasury Note	(22)	Short	12/20/22	(2,465,375)	126,671
U.S. Ultra 10-Year Treasury Note	(54)	Short	12/20/22	(6,398,156)	406,067
					$ 389,691
Abbreviations:
LIBOR	– London Interbank Offered Rate
OTC	– Over-the-counter
SOFR	– Secured Overnight Financing Rate
TBA	– To Be Announced
Currency Abbreviations:
CAD	– Canadian Dollar
USD	– United States Dollar
15
See Notes to Financial Statements.

Eaton Vance
Total Return Bond Fund
September 30, 2022
Statement of Assets and Liabilities

September 30, 2022
Assets
Unaffiliated investments, at value (identified cost $736,432,544)	$ 630,325,042
Affiliated investments, at value (identified cost $26,208,713)	23,048,958
Cash	260,210
Deposits for derivatives collateral — financial futures contracts	474,340
Foreign currency, at value (identified cost $75)	86
Interest and dividends receivable	5,137,383
Interest and dividends receivable from affiliated investments	97,039
Receivable for investments sold	809,427
Receivable for Fund shares sold	6,209,438
Receivable for open forward foreign currency exchange contracts	131,552
Receivable from affiliate	88,857
Total assets	$ 666,582,332
Liabilities
Payable for when-issued securities/forward purchase commitments	$ 23,380,387
Payable for Fund shares redeemed	2,906,173
Payable for variation margin on open futures contracts	49,615
Distributions payable	8,539
Payable to affiliates:
Investment adviser fee	247,591
Distribution and service fees	44,605
Accrued expenses	264,836
Total liabilities	$ 26,901,746
Net Assets	$ 639,680,586
Sources of Net Assets
Paid-in capital	$ 769,605,919
Accumulated loss	(129,925,333)
Net Assets	$ 639,680,586
Class A Shares
Net Assets	$ 86,430,449
Shares Outstanding	8,452,693
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 10.23
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$ 10.57
Class C Shares
Net Assets	$ 30,639,202
Shares Outstanding	2,998,128
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 10.22
Class I Shares
Net Assets	$ 522,610,935
Shares Outstanding	51,152,827
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 10.22
On sales of $100,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
16
See Notes to Financial Statements.

Eaton Vance
Total Return Bond Fund
September 30, 2022
Statement of Operations

Year Ended
September 30, 2022
Investment Income
Dividend income (net of foreign taxes withheld of $4,550)	$ 535,176
Dividend income from affiliated investments	113,105
Interest and other income (net of foreign taxes withheld of $571)	24,939,140
Interest income from affiliated investments	1,055,324
Total investment income	$ 26,642,745
Expenses
Investment adviser fee	$ 3,366,568
Distribution and service fees:
Class A	252,231
Class C	397,650
Trustees’ fees and expenses	45,154
Custodian fee	190,624
Transfer and dividend disbursing agent fees	527,414
Legal and accounting services	61,855
Printing and postage	94,039
Registration fees	82,954
Miscellaneous	31,032
Total expenses	$ 5,049,521
Deduct:
Waiver and/or reimbursement of expenses by affiliate	$ 742,478
Total expense reductions	$ 742,478
Net expenses	$ 4,307,043
Net investment income	$ 22,335,702
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ (22,900,243)
Investment transactions - affiliated investments	(38,986)
Futures contracts	6,256,719
Swap contracts	158,770
Foreign currency transactions	4,323
Forward foreign currency exchange contracts	30,637
Net realized loss	$ (16,488,780)
Change in unrealized appreciation (depreciation):
Investments (including net decrease in accrued foreign capital gains taxes of $64,922)	$ (112,550,536)
Investments - affiliated investments	(1,777,458)
Futures contracts	(1,191,479)
Foreign currency	3,682
Forward foreign currency exchange contracts	131,552
Net change in unrealized appreciation (depreciation)	$(115,384,239)
Net realized and unrealized loss	$(131,873,019)
Net decrease in net assets from operations	$(109,537,317)
17
See Notes to Financial Statements.

Eaton Vance
Total Return Bond Fund
September 30, 2022
Statements of Changes in Net Assets

	Year Ended September 30,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 22,335,702	$ 19,603,368
Net realized gain (loss)	(16,488,780)	8,413,857
Net change in unrealized appreciation (depreciation)	(115,384,239)	23,331,636
Net increase (decrease) in net assets from operations	$(109,537,317)	$ 51,348,861
Distributions to shareholders:
Class A	$ (3,691,989)	$ (3,322,201)
Class C	(1,157,380)	(1,205,585)
Class I	(23,898,871)	(18,168,241)
Total distributions to shareholders	$ (28,748,240)	$ (22,696,027)
Transactions in shares of beneficial interest:
Class A	$ (2,427,026)	$ (33,713,494)
Class C	(10,600,672)	(7,972,469)
Class I	4,787,852	77,171,244
Net increase (decrease) in net assets from Fund share transactions	$ (8,239,846)	$ 35,485,281
Net increase (decrease) in net assets	$(146,525,403)	$ 64,138,115
Net Assets
At beginning of year	$ 786,205,989	$ 722,067,874
At end of year	$ 639,680,586	$786,205,989
18
See Notes to Financial Statements.

Eaton Vance
Total Return Bond Fund
September 30, 2022
Financial Highlights

	Class A
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 12.340	$ 11.820	$ 11.990	$ 11.570	$ 11.930
Income (Loss) From Operations
Net investment income(1)	$ 0.325	$ 0.330	$ 0.395	$ 0.427	$ 0.402
Net realized and unrealized gain (loss)	(2.017)	0.573	(0.143)	0.451	(0.344)
Total income (loss) from operations	$ (1.692)	$ 0.903	$ 0.252	$ 0.878	$ 0.058
Less Distributions
From net investment income	$ (0.345)	$ (0.323)	$ (0.413)	$ (0.458)	$ (0.409)
From net realized gain	(0.073)	(0.060)	(0.009)	—	(0.009)
Total distributions	$ (0.418)	$ (0.383)	$ (0.422)	$ (0.458)	$ (0.418)
Net asset value — End of year	$10.230	$ 12.340	$ 11.820	$ 11.990	$11.570
Total Return(2)(3)	(14.10)%	7.72%	2.21%	7.76%	0.50%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 86,430	$107,380	$136,688	$137,889	$ 43,503
Ratios (as a percentage of average daily net assets):
Expenses (3)	0.74% (4)	0.74%	0.74%	0.74%	0.74%
Net investment income	2.84%	2.70%	3.38%	3.62%	3.43%
Portfolio Turnover	118% (5)	85% (5)	89%	75%	43%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser reimbursed certain operating expenses (equal to 0.10%, 0.08%, 0.11%, 0.11% and 0.22% of average daily net assets for the years ended September 30, 2022, 2021, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).
(5)	Includes the effect of To-Be-Announced (TBA) transactions.
19
See Notes to Financial Statements.

Eaton Vance
Total Return Bond Fund
September 30, 2022
Financial Highlights — continued

	Class C
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 12.330	$ 11.820	$ 11.990	$ 11.560	$ 11.920
Income (Loss) From Operations
Net investment income(1)	$ 0.236	$ 0.238	$ 0.307	$ 0.344	$ 0.313
Net realized and unrealized gain (loss)	(2.014)	0.564	(0.142)	0.456	(0.343)
Total income (loss) from operations	$ (1.778)	$ 0.802	$ 0.165	$ 0.800	$ (0.030)
Less Distributions
From net investment income	$ (0.259)	$ (0.232)	$ (0.326)	$ (0.370)	$ (0.321)
From net realized gain	(0.073)	(0.060)	(0.009)	—	(0.009)
Total distributions	$ (0.332)	$ (0.292)	$ (0.335)	$ (0.370)	$ (0.330)
Net asset value — End of year	$10.220	$12.330	$11.820	$11.990	$11.560
Total Return(2)(3)	(14.67)%	6.83%	1.45%	7.05%	(0.25)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 30,639	$ 48,423	$ 54,189	$ 52,001	$ 20,926
Ratios (as a percentage of average daily net assets):
Expenses (3)	1.49% (4)	1.49%	1.49%	1.49%	1.49%
Net investment income	2.05%	1.95%	2.63%	2.93%	2.67%
Portfolio Turnover	118% (5)	85% (5)	89%	75%	43%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser reimbursed certain operating expenses (equal to 0.10%, 0.08%, 0.11%, 0.11% and 0.22% of average daily net assets for the years ended September 30, 2022, 2021, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).
(5)	Includes the effect of To-Be-Announced (TBA) transactions.
20
See Notes to Financial Statements.

Eaton Vance
Total Return Bond Fund
September 30, 2022
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 12.330	$ 11.810	$ 11.990	$ 11.560	$ 11.920
Income (Loss) From Operations
Net investment income(1)	$ 0.353	$ 0.356	$ 0.423	$ 0.457	$ 0.440
Net realized and unrealized gain (loss)	(2.016)	0.578	(0.152)	0.460	(0.352)
Total income (loss) from operations	$ (1.663)	$ 0.934	$ 0.271	$ 0.917	$ 0.088
Less Distributions
From net investment income	$ (0.374)	$ (0.354)	$ (0.442)	$ (0.487)	$ (0.439)
From net realized gain	(0.073)	(0.060)	(0.009)	—	(0.009)
Total distributions	$ (0.447)	$ (0.414)	$ (0.451)	$ (0.487)	$ (0.448)
Net asset value — End of year	$ 10.220	$ 12.330	$ 11.810	$ 11.990	$ 11.560
Total Return(2)(3)	(13.89)%	8.00%	2.37%	8.12%	0.74%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$522,611	$630,403	$531,191	$622,727	$152,363
Ratios (as a percentage of average daily net assets):
Expenses (3)	0.49% (4)	0.49%	0.49%	0.49%	0.49%
Net investment income	3.07%	2.92%	3.62%	3.89%	3.77%
Portfolio Turnover	118% (5)	85% (5)	89%	75%	43%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	The investment adviser reimbursed certain operating expenses (equal to 0.10%, 0.08%, 0.11%, 0.11% and 0.22% of average daily net assets for the years ended September 30, 2022, 2021, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).
(5)	Includes the effect of To-Be-Announced (TBA) transactions.
21
See Notes to Financial Statements.

Eaton Vance
Total Return Bond Fund
September 30, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Total Return Bond Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares after eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.
Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service.
Derivatives. U.S. exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority. Non U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund's forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of
22

Eaton Vance
Total Return Bond Fund
September 30, 2022
Notes to Financial Statements — continued

security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note.
D  Federal and Other Taxes—The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
In addition to the requirements of the Internal Revenue Code, the Fund may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Fund estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.
As of September 30, 2022, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
F  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
G  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
H  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
I  Futures Contracts— Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.
J  Forward Foreign Currency Exchange Contracts—The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the
23

Eaton Vance
Total Return Bond Fund
September 30, 2022
Notes to Financial Statements — continued

underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.
K  Purchased Options—Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
L  Credit Default Swaps— When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
M  When-Issued Securities and Delayed Delivery Transactions—The Fund may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may also be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Fund will realize a gain or loss on investments based on the price established when the Fund entered into the commitment.
2  Distributions to Shareholders and Income Tax Information
The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
24

Eaton Vance
Total Return Bond Fund
September 30, 2022
Notes to Financial Statements — continued

The tax character of distributions declared for the years ended September 30, 2022 and September 30, 2021 was as follows:
	Year Ended September 30,
	2022	2021
Ordinary income	$23,585,557	$19,424,793
Long-term capital gains	$ 5,162,683	$ 3,271,234
During the year ended September 30, 2022, accumulated loss was increased by $76,932 and paid-in capital was increased by $76,932 due to differences between book and tax accounting. These reclassifications had no effect on the net assets or net asset value per share of the Fund
As of September 30, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Post October capital losses	$ (18,493,481)
Late year ordinary losses	(370,360)
Net unrealized depreciation	(111,052,953)
Distributions payable	(8,539)
Accumulated loss	$(129,925,333)
At September 30, 2022, the Fund had a net capital loss of $18,493,481 attributable to security transactions incurred after October 31, 2021 that it has elected to defer. This net capital loss is treated as arising on the first day of the Fund's taxable year ending September 30, 2023.
Additionally, at September 30, 2022, the Fund had a late year ordinary loss of $370,360 which it has elected to defer to the following taxable year pursuant to income tax regulations. Late year ordinary losses represent certain specified losses realized in that portion of a taxable year after October 31 that are treated as ordinary for tax purposes plus ordinary losses attributable to that portion of a taxable year after December 31.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at September 30, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$ 764,426,930
Gross unrealized appreciation	$ 1,767,259
Gross unrealized depreciation	(112,820,189)
Net unrealized depreciation	$ (111,052,930)
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate as a percentage of average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $1 billion	0.450%
$1 billion but less than $2.5 billion	0.425%
$2.5 billion but less than $5 billion	0.410%
Over $5 billion	0.400%
For the year ended September 30, 2022, the investment adviser fee amounted to $3,366,568 or 0.45% of the Fund’s average daily net assets.
25

Eaton Vance
Total Return Bond Fund
September 30, 2022
Notes to Financial Statements — continued

Effective April 26, 2022, the Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2022, the investment adviser fee paid was reduced by $10,572 relating to the Fund’s investment in the Liquidity Fund. Prior to April 26, 2022, the Fund may have invested its cash in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). EVM did not receive a fee for advisory services provided to Cash Reserves Fund.
BMR has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.74%, 1.49% and 0.49% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after January 31, 2023. Pursuant to this agreement, BMR was allocated $731,906 of the Fund’s operating expenses for the year ended September 30, 2022.
EVM, an affiliate of BMR and an indirect, wholly-owned subsidiary of Morgan Stanley, serves as the administrator of the Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2022, EVM earned $10,746 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $9,078 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2022. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund who are members of EVM’s or BMR's organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2022, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended September 30, 2022 amounted to $252,231 for Class A shares.
The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended September 30, 2022, the Fund paid or accrued to EVD $298,237 for Class C shares.
Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended September 30, 2022 amounted to $99,413 for Class C shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 0.75% (1% prior to April 29, 2022) CDSC if redeemed within 12 months (18 months prior to April 29, 2022) of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended September 30, 2022, the Fund was informed that EVD received approximately $1,000 and $3,000 of CDSCs paid by Class A and Class C shareholders, respectively.
26

Eaton Vance
Total Return Bond Fund
September 30, 2022
Notes to Financial Statements — continued

6  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities, paydowns, TBA transactions, and principal repayments on Senior Loans, for the year ended September 30, 2022 were as follows:
	Purchases	Sales
Investments (non-U.S. Government)	$ 290,255,272	$ 270,802,627
U.S. Government and Agency Securities	606,899,202	596,467,469
	$897,154,474	$867,270,096
7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:
	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Class A
Sales	2,572,448	$ 29,785,830	1,767,058	$ 21,649,585
Issued to shareholders electing to receive payments of distributions in Fund shares	316,396	3,618,999	266,441	3,253,050
Redemptions	(3,227,438)	(36,863,212)	(5,191,095)	(62,232,559)
Converted from Class C shares	89,494	1,031,357	298,148	3,616,430
Net decrease	(249,100)	$ (2,427,026)	(2,859,448)	$ (33,713,494)
Class C
Sales	366,358	$ 4,240,415	776,166	$ 9,493,517
Issued to shareholders electing to receive payments of distributions in Fund shares	100,484	1,154,212	98,682	1,203,189
Redemptions	(1,305,521)	(14,963,942)	(1,236,193)	(15,052,745)
Converted to Class A shares	(89,550)	(1,031,357)	(298,222)	(3,616,430)
Net decrease	(928,229)	$ (10,600,672)	(659,567)	$ (7,972,469)
Class I
Sales	33,888,929	$ 388,383,476	21,841,638	$ 267,564,797
Issued to shareholders electing to receive payments of distributions in Fund shares	2,083,169	23,847,285	1,485,630	18,138,739
Redemptions	(35,948,251)	(407,442,909)	(17,164,251)	(208,532,292)
Net increase	23,847	$ 4,787,852	6,163,017	$ 77,171,244
8  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess
27

Eaton Vance
Total Return Bond Fund
September 30, 2022
Notes to Financial Statements — continued

of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at September 30, 2022 is included in the Portfolio of Investments. At September 30, 2022, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
In the normal course of pursuing its investment objective, the Fund is subject to the following risks:
Credit Risk: The Fund enters into credit default swap contracts to manage certain investment risks and/or to enhance total return or as a substitute for the purchase or sale of securities.
Interest Rate Risk: The Fund enters into interest rate futures contracts and options on futures contracts to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.
Foreign Exchange Risk: The Fund engages in forward foreign currency exchange contracts to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.
The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At September 30, 2022, the Fund had no open derivatives with credit-related contingent features in a net liability position.
The OTC derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.
28

Eaton Vance
Total Return Bond Fund
September 30, 2022
Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at September 30, 2022 was as follows:
		Fair Value
Risk	Derivative	Asset Derivative	Liability Derivative
Foreign Exchange	Forward foreign currency exchange contracts	$ 131,552(1)	$ —
Interest Rate	Futures contracts	654,614 (2)	(264,923) (2)
Total		$786,166	$(264,923)
Derivatives not subject to master netting or similar agreements		$654,614	$(264,923)
Total Derivatives subject to master netting or similar agreements		$131,552	$ —
(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.
(2)	Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The Fund's derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Fund's derivative assets by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets as of September 30, 2022.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
State Street Bank and Trust Company	$131,552	$ —	$ —	$ —	$131,552
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended September 30, 2022 was as follows:
Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate	Total
Net realized gain (loss):
Investment transactions(1)	$ —	$ —	$ (22,260)	$ (22,260)
Futures contracts	—	—	6,256,719	6,256,719
Swap contracts	158,770	—	—	158,770
Forward foreign currency exchange contracts	—	30,637	—	30,637
Total	$158,770	$ 30,637	$ 6,234,459	$ 6,423,866
Change in unrealized appreciation (depreciation):
Futures contracts	$ —	$ —	$ (1,191,479)	$ (1,191,479)
Forward foreign currency exchange contracts	—	131,552	—	131,552
Total	$ —	$131,552	$(1,191,479)	$(1,059,927)
(1)	Relates to purchased options.
29

Eaton Vance
Total Return Bond Fund
September 30, 2022
Notes to Financial Statements — continued

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended September 30, 2022, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Swap Contracts
$47,089,000	$56,379,000	$1,339,000	$404,000
*	The average notional amount of forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.
The average number of purchased options contracts outstanding during the year ended September 30, 2022, which is indicative of the volume of this derivative type, was approximately 7 contracts.
9  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2022. Effective October 25, 2022, the Fund renewed its line of credit agreement, which expires October 24, 2023. In connection with the renewal, the borrowing limit was decreased to $725 million.
10  Investments in Affiliated Issuers and Funds
The Fund invested in issuers that may be deemed to be affiliated with Morgan Stanley. At September 30, 2022, the value of the Fund's investment in affiliated issuers and funds was $23,048,958, which represents 3.6% of the Fund's net assets. Transactions in affiliated issuers and funds by the Fund for the year ended September 30, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Units/Shares, end of period
Commercial Mortgage-Backed Securities
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2016-C29, Class C, 4.886%, 5/15/49	$ 4,420,922	$ —	$ —	$ —	$ (652,388)	$ 3,768,534	$ 201,398	$4,198,800
Series 2016-C29, Class D, 3.00%, 5/15/49	6,171,758	—	(3,378,281)	(37,253)	(434,974)	2,346,956	169,469	3,047,635
Series 2016-C32, Class D, 3.396%, 12/15/49	4,156,243	—	—	—	(483,611)	3,705,129	202,296	5,000,000
Morgan Stanley Capital I Trust:
Series 2016-UBS12, Class D, 3.312%, 12/15/49	4,135,435	—	—	—	(328,764)	3,862,789	292,926	7,150,000
Series 2019-BPR, Class B, 5.168%, (1 mo. USD LIBOR + 2.35%), 5/15/36	3,760,856	—	—	—	47,195	3,819,553	128,790	3,960,000
Series 2019-BPR, Class C, 6.118%, (1 mo. USD LIBOR + 3.30%), 5/15/36	1,388,682	—	—	—	75,084	1,463,766	60,445	1,540,000
30

Eaton Vance
Total Return Bond Fund
September 30, 2022
Notes to Financial Statements — continued

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Units/Shares, end of period
Short-Term Investments
Cash Reserves Fund	$28,815,045	$200,699,266	$(229,512,578)	$ (1,733)	$ —	$ —	$ 7,904	—
Liquidity Fund	—	158,626,148	(154,543,917)	—	—	4,082,231	105,201	4,082,231
Total				$(38,986)	$(1,777,458)	$23,048,958	$1,168,429
11  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At September 30, 2022, the hierarchy of inputs used in valuing the Fund's investments and open derivative instruments, which are carried at value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$ —	$ 111,144,972	$ —	$ 111,144,972
Collateralized Mortgage Obligations	—	28,532,818	—	28,532,818
Commercial Mortgage-Backed Securities	—	91,074,344	—	91,074,344
Corporate Bonds	—	198,518,130	—	198,518,130
Preferred Stocks	6,559,365	—	—	6,559,365
Senior Floating-Rate Loans	—	4,740,393	—	4,740,393
Sovereign Government Bonds	—	2,583,556	—	2,583,556
U.S. Government Agency Mortgage-Backed Securities	—	24,036,927	—	24,036,927
U.S. Treasury Obligations	—	182,101,264	—	182,101,264
Miscellaneous	—	0	—	0
Short-Term Investments	4,082,231	—	—	4,082,231
Total Investments	$ 10,641,596	$642,732,404	$ —	$ 653,374,000
Forward Foreign Currency Exchange Contracts	$ —	$ 131,552	$ —	$ 131,552
Futures Contracts	654,614	—	—	654,614
Total	$ 11,296,210	$642,863,956	$ —	$ 654,160,166
Liability Description
Futures Contracts	$ (264,923)	$ —	$ —	$ (264,923)
Total	$ (264,923)	$ —	$ —	$ (264,923)
31

Eaton Vance
Total Return Bond Fund
September 30, 2022
Notes to Financial Statements — continued

12  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
Economic data as reported by sovereign entities may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to restructure defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. debt issuer.
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
32

Eaton Vance
Total Return Bond Fund
September 30, 2022
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Total Return Bond Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Total Return Bond Fund (the "Fund") (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of September 30, 2022, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 23, 2022
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
33

Eaton Vance
Total Return Bond Fund
September 30, 2022
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, capital gains dividends and 163(j) interest dividends.
Qualified Dividend Income. For the fiscal year ended September 30, 2022, the Fund designates approximately $148,500, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2022, $30,774 or, if subsequently determined to be different, the net capital gain of such year.
163(j) Interest Dividends. For the fiscal year ended September 30, 2022, the Fund designates 96.49% of distributions from net investment income as a 163(j) interest dividend.
34

Eaton Vance
Total Return Bond Fund
September 30, 2022
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2022, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1   for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2022. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (additional fund-specific information is referenced below under “Results of the Contract Review Process”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and
•  sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
1 Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Following the “Overview” section, further information regarding the Board’s evaluation of a fund’s contractual arrangements is included under the “Results of the Contract Review Process” section.
35

Eaton Vance
Total Return Bond Fund
September 30, 2022
Board of Trustees’ Contract Approval — continued

•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a particularly competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various new regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2022 meeting, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
36

Eaton Vance
Total Return Bond Fund
September 30, 2022
Board of Trustees’ Contract Approval — continued

Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vane Total Return Bond Fund (formerly, Eaton Vance Core Plus Bond Fund) (the “Fund”) and Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, recommended to the Board approval of the agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.
The Board considered the Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board considered, where relevant, the abilities and experience of the Adviser’s investment professionals in analyzing factors such as credit risk and special considerations relevant to investing in income securities. The Board considered the Adviser’s in-house research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.
The Board considered the compliance programs of the Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index and a customized peer group of similarly managed funds. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five and ten-year periods ended December 31, 2021. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group and custom peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2021, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.
37

Eaton Vance
Total Return Bond Fund
September 30, 2022
Board of Trustees’ Contract Approval — continued

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.
The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.
38

Eaton Vance
Total Return Bond Fund
September 30, 2022
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2022, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2021 through December 31, 2021 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
39

Eaton Vance
Total Return Bond Fund
September 30, 2022
Management and Organization

Fund Management. The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund's current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 136 funds (with the exception of Mr. Bowser who oversees 110 funds and Ms. Wiser who oversee 135 funds) in the Eaton Vance Complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV (since 2021), Chief Executive Officer of EVM and BMR. Formerly, Chairman, Chief Executive Officer (2007-2021) and President (2006-2021) of EVC and Director of EVD (2007-2022). Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM and EV, which are affiliates of the Trust.
Other Directorships. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).
Noninterested Trustees
Alan C. Bowser(1) 1962	Trustee	Since 2022	Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- present).
Other Directorships. None.
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
40

Eaton Vance
Total Return Bond Fund
September 30, 2022
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (ecommerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser(1) 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Eric A. Stein 1980	President	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
41

Eaton Vance
Total Return Bond Fund
September 30, 2022
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Jill R. Damon 1984	Secretary	Since 2022	Vice President of EVM and BMR since 2017. Formerly, associate at Dechert LLP (2009-2017).
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1) Mr. Bowser and Ms. Wiser began serving as Trustees effective April 4, 2022.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.
42

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
43

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
44

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
45

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Investment Adviser
Boston Management and Research
Two International Place
Boston, MA 02110
Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4595    9.30.22

Eaton Vance
Municipal Income Funds
Annual Report
September 30, 2022

AMT-Free    •      National

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. Each investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of each Fund. Accordingly, neither the Funds nor the adviser with respect to the operation of the Funds is subject to CFTC regulation. Because of its management of other strategies, each Fund's adviser is registered with the CFTC as a commodity pool operator. Each adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report September 30, 2022
Eaton Vance
Municipal Income Funds

Eaton Vance
Municipal Income Funds
September 30, 2022
Management’s Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period starting October 1, 2021, encompassed the worst six-month start to a calendar year for municipal bond returns in four decades and the worst single month for municipals since 2008 — as well as the best one-month performance for municipal bonds in over two years with a July 2022 rally.
In the opening months of the period, interest rates rose and bond prices declined due in part to anticipation that the U.S. Federal Reserve (the Fed) would begin tapering its monthly bond purchases, which had helped hold interest rates down through much of the pandemic.
In late 2021, the Fed confirmed that tapering would begin in November and accelerate during the months to come. In December, U.S. Treasury rates rose against the backdrop of inflationary concerns and anticipation that the Fed would hike interest rates in 2022. Municipal bond rates, however, were nearly unchanged during the month.
But as the new year began, municipal bond rates resumed their upward trajectory as investors reevaluated the twin threats of persistent inflation and projected interest rate hikes. In February, Russia’s invasion of Ukraine sent shock waves through markets worldwide, exacerbating inflationary pressures on energy and food prices.
As markets recognized the potential for the Fed to raise interest rates at every policy meeting in 2022 to combat inflation, the Bloomberg Municipal Bond Index (the Index), a broad measure of the municipal bond market, declined 8.98% during the first six months of 2022 — its worst first-half performance since the 1980s. Municipal bond mutual funds — which had reported net inflows for all but one week in 2021 — recorded their worst outflow cycle on record.
In July 2022, however, municipal bond performance briefly turned positive. Helped by a tight supply of new issues and increased demand from the reinvestment of maturing debt and coupon payments, municipal mutual funds experienced their first net inflows since January 2022.
Heightened fears of recession also benefited the asset class by spurring a “flight to quality” that drove investors toward U.S. Treasurys and municipal securities. Expectations that a recession might lead the Fed to temper future rate hikes helped municipal returns as well. As a result, the Index returned 2.64% in July 2022, its best month since May 2020.
But in the final months of the period, municipal performance turned negative again and fund outflows resumed as investors reacted to statements from Fed officials that they were not done with rate hikes and that fighting inflation remained the central bank’s top priority. At its September meeting, the Fed followed through with its third straight 0.75% rate hike and announced a new year-end federal funds target of 4.40%, up from its previous projection of 3.40%. September 2022 entered the record books with the Index falling 3.84%, its worst one-month performance in 14 years.
For the period as a whole, the Index returned -11.50% as interest rates rose and bond prices declined across the municipal bond yield curve. Municipal bonds outperformed U.S. Treasurys in the short and medium areas of the yield curve — maturities of 10 years and below — but underperformed Treasurys at the 30-year end of the curve.
Fund Performance
For the 12-month period ended September 30, 2022, Eaton Vance AMT-Free Municipal Income Fund (the AMT-Free Fund) and Eaton Vance National Municipal Income Fund (the National Fund) — Class A shares at net asset value (NAV) — underperformed their benchmark, the Index, which returned -11.50%.
In pursuing their objectives, the Funds normally acquire municipal obligations with maturities of 10 years or more.
The Funds may seek to enhance tax-exempt income through the use of leveraged investments by purchasing residual interest bonds. Leveraged investments have the effect of magnifying each Fund’s exposure to its underlying investments in both up and down markets. Although the use of leverage generated additional tax-exempt bond income for both Funds, it also magnified a significant decline in municipal bond prices during the period due to rising interest rates. As a result, the net effect of leverage detracted from the performance of both Funds relative to the Index, which does not employ leverage.
Management may attempt to hedge each portfolio to various degrees against the potential risk of interest rate volatility at the long end of the yield curve by using Treasury futures or interest rate swaps. In a period when Treasury bonds generally declined in price as yields moved higher, the National Fund’s Treasury-futures hedging strategy contributed to relative returns versus the unhedged Index. The AMT-Free Fund did not employ an interest rate hedge during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Eaton Vance
Municipal Income Funds
September 30, 2022
Management’s Discussion of Fund Performance† — continued

Fund-Specific Results
Eaton Vance AMT-Free Municipal Income Fund returned -13.85% for Class A shares at NAV, underperforming the Index, which returned -11.50% during the period.
In addition to leverage, detractors from Fund performance versus the Index included security selections and an overweight position relative to the Index in 4% coupon bonds, and security selections and an overweight position in BBB-rated bonds — the worst-performing credit-rating category within the Index during the period.
In contrast, contributors to returns relative to the Index included an overweight position in prerefunded, or escrowed, bonds — the best-performing sector within the Index during the period; an underweight position in bonds with 22 years or more remaining to maturity, during a period when longer maturity bonds generally underperformed shorter maturity bonds; and security selections in California bonds.
Eaton Vance National Municipal Income Fund returned -12.62% for Class A shares at NAV, underperforming the Index, which returned -11.50% during the period.
In addition to leverage, detractors from performance relative to the Index included security selections and overweight positions in the health care sector and BBB-rated bonds, as well as an overweight position in bonds with 17 years or more remaining to maturity.
In addition to the National Fund’s Treasury-futures hedging strategy, contributors to performance versus the Index included security selections in state general obligation bonds and security selections in AAA-rated bonds during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Eaton Vance
AMT-Free Municipal Income Fund
September 30, 2022
Performance

Portfolio Manager(s) Cynthia J. Clemson and Julie P. Callahan, CFA
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	01/06/1998	03/16/1978	(13.85)%	(0.04)%	1.51%
Class A with 3.25% Maximum Sales Charge	—	—	(16.63)	(0.70)	1.18
Class C at NAV	05/02/2006	03/16/1978	(14.59)	(0.80)	0.91
Class C with 1% Maximum Deferred Sales Charge	—	—	(15.42)	(0.80)	0.91
Class I at NAV	03/16/1978	03/16/1978	(13.64)	0.22	1.77

Bloomberg Municipal Bond Index	—	—	(11.50)%	0.59%	1.79%
% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I
	0.80%	1.55%	0.55%
% Distribution Rates/Yields[4]	Class A	Class C	Class I
Distribution Rate	3.36%	2.59%	3.62%
Taxable-Equivalent Distribution Rate	5.68	4.38	6.11
SEC 30-day Yield	3.07	2.40	3.43
Taxable-Equivalent SEC 30-day Yield	5.19	4.06	5.80
% Total Leverage[5]
Residual Interest Bond (RIB) Financing	5.20%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2012	$10,947	N.A.
Class I, at minimum investment	$1,000,000	09/30/2012	$1,192,435	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
4

Eaton Vance
AMT-Free Municipal Income Fund
September 30, 2022
Fund Profile

Credit Quality (% of total investments)[1,2]
Footnotes:
[1]	For purposes of the Fund’s rating restrictions, ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.
[2]	The chart includes the municipal bonds held by a trust that issues residual interest bonds, consistent with the Portfolio of Investments.
5

Eaton Vance
National Municipal Income Fund
September 30, 2022
Performance

Portfolio Manager(s) Craig R. Brandon, CFA and Christopher J. Eustance, CFA
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	04/05/1994	12/19/1985	(12.62)%	0.44%	2.06%
Class A with 3.25% Maximum Sales Charge	—	—	(15.49)	(0.21)	1.72
Class C at NAV	12/03/1993	12/19/1985	(13.28)	(0.31)	1.45
Class C with 1% Maximum Deferred Sales Charge	—	—	(14.13)	(0.31)	1.45
Class I at NAV	07/01/1999	12/19/1985	(12.40)	0.69	2.31

Bloomberg Municipal Bond Index	—	—	(11.50)%	0.59%	1.79%
% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I
	0.63%	1.38%	0.38%
% Distribution Rates/Yields[4]	Class A	Class C	Class I
Distribution Rate	3.43%	2.66%	3.69%
Taxable-Equivalent Distribution Rate	5.80	4.50	6.23
SEC 30-day Yield	3.26	2.60	3.62
Taxable-Equivalent SEC 30-day Yield	5.51	4.39	6.12
% Total Leverage[5]
RIB Financing	2.95%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2012	$11,551	N.A.
Class I, at minimum investment	$1,000,000	09/30/2012	$1,256,831	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
6

Eaton Vance
National Municipal Income Fund
September 30, 2022
Fund Profile

Credit Quality (% of total investments)[1,2]
Footnotes:
[1]	For purposes of the Fund’s rating restrictions, ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.
[2]	The chart includes the municipal bonds held by a trust that issues residual interest bonds, consistent with the Portfolio of Investments.
7

Eaton Vance
Municipal Income Funds
September 30, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Bloomberg Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
[4]	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes. The SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ.
[5]	Fund employs RIB financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of NAV). The cost of leverage rises and falls with changes in short-term interest rates. See “Floating Rate Notes Issued in Conjunction with Securities Held” in the notes to the financial statements for more information about RIB financing. RIB leverage represents the amount of Floating Rate Notes outstanding at period end as a percentage of Fund net assets plus Floating Rate Notes.
Fund profiles subject to change due to active management.
Additional Information
Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

8

Eaton Vance
Municipal Income Funds
September 30, 2022
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2022 to September 30, 2022).
Actual Expenses
The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
Eaton Vance AMT-Free Municipal Income Fund

	Beginning Account Value (4/1/22)	Ending Account Value (9/30/22)	Expenses Paid During Period* (4/1/22 – 9/30/22)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 918.30	$4.42	0.92%
Class C	$1,000.00	$ 914.30	$8.06	1.68%
Class I	$1,000.00	$ 920.00	$3.22	0.67%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.46	$4.66	0.92%
Class C	$1,000.00	$1,016.65	$8.49	1.68%
Class I	$1,000.00	$1,021.71	$3.40	0.67%
*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2022.
9

Eaton Vance
Municipal Income Funds
September 30, 2022
Fund Expenses — continued

Eaton Vance National Municipal Income Fund

	Beginning Account Value (4/1/22)	Ending Account Value (9/30/22)	Expenses Paid During Period* (4/1/22 – 9/30/22)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 926.40	$3.43	0.71%
Class C	$1,000.00	$ 922.90	$7.04	1.46%
Class I	$1,000.00	$ 927.60	$2.22	0.46%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.51	$3.60	0.71%
Class C	$1,000.00	$1,017.75	$7.39	1.46%
Class I	$1,000.00	$1,022.76	$2.33	0.46%
*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2022.
10

Eaton Vance
AMT-Free Municipal Income Fund
September 30, 2022
Portfolio of Investments

Tax-Exempt Mortgage-Backed Securities — 0.4%
Security	Principal Amount (000's omitted)	Value
Housing — 0.4%
Washington Housing Finance Commission, Municipal Certificates, Series 2021-1, Class A, 3.50%, 12/20/35	$1,069	$ 908,059
Total Tax-Exempt Mortgage-Backed Securities (identified cost $1,201,478)		$ 908,059

Tax-Exempt Municipal Obligations — 101.3%
Security	Principal Amount (000's omitted)	Value
Education — 6.4%
Build NYC Resource Corp., NY, (New World Preparatory Charter School), 4.00%, 6/15/41	$245	$ 197,703
Connecticut Health and Educational Facilities Authority, (Fairfield University), 5.00%, 7/1/46	5,000	5,089,300
Connecticut Health and Educational Facilities Authority, (Sacred Heart University), 4.00%, 7/1/45	875	759,378
District of Columbia, (KIPP DC):
4.00%, 7/1/44	105	88,220
4.00%, 7/1/49	135	109,750
Erie Higher Education Building Authority, PA, (Gannon University), 5.00%, 5/1/30	390	405,272
Florida Development Finance Corp., (River City Science Academy), 4.00%, 7/1/45	185	143,769
Georgia Private Colleges and Universities Authority, (Savannah College of Art and Design), 4.00%, 4/1/40	1,400	1,252,384
Maryland Stadium Authority, Built to Learn Revenue, 4.00%, 6/1/52	2,000	1,669,940
Pennsylvania Higher Educational Facilities Authority, (Drexel University), 5.00%, 5/1/37	1,750	1,784,440
University of California, 5.25%, 5/15/35	3,555	3,654,824
		$ 15,154,980
Electric Utilities — 3.0%
Douglas County Public Utility District No. 1, WA, 3.00%, 9/1/52	$1,355	$ 918,080
Lower Colorado River Authority, TX, (LCRA Transmission Services Corp.), 5.00%, 5/15/40	1,000	1,038,880
Northern Municipal Power Agency, MN:
5.00%, 1/1/31	200	211,432
5.00%, 1/1/35	170	178,230
5.00%, 1/1/36	160	167,638
Security	Principal Amount (000's omitted)	Value
Electric Utilities (continued)
Utility Debt Securitization Authority, NY:
5.00%, 12/15/33	$2,895	$ 2,950,092
Green Bonds, 5.00%, 12/15/49	1,500	1,589,895
		$ 7,054,247
Escrowed/Prerefunded — 5.8%
Foothill-De Anza Community College District, CA:
Prerefunded to 8/1/24, 5.00%, 8/1/34	$1,150	$ 1,188,617
Prerefunded to 8/1/24, 5.00%, 8/1/36	1,150	1,188,617
Henrico County Economic Development Authority, VA, (Bon Secours Health System, Inc.), Prerefunded to 11/1/22, 5.00%, 11/1/30	1,185	1,186,576
Massachusetts Development Finance Agency, (Children's Hospital), Prerefunded to 10/1/24, 5.00%, 10/1/31	2,110	2,184,947
North Carolina Capital Facilities Finance Agency, (Duke University), Prerefunded to 10/1/25, 5.00%, 10/1/41	1,480	1,554,829
San Joaquin Hills Transportation Corridor Agency, CA, Prerefunded to 1/15/25, 5.00%, 1/15/34	5,235	5,440,317
Springfield School District No. 19, OR, Prerefunded to 6/15/25, 5.00%, 6/15/30	1,085	1,134,812
		$ 13,878,715
General Obligations — 14.8%
Andover, MA, 4.00%, 7/15/52	$1,500	$ 1,336,995
Chicago Board of Education, IL:
5.00%, 12/1/42	260	242,460
5.00%, 12/1/44	1,405	1,366,377
Chicago, IL:
5.00%, 1/1/39	1,400	1,367,478
5.00%, 1/1/44	1,490	1,420,253
Del Valle Independent School District, TX, (PSF Guaranteed), 4.00%, 6/15/47	4,000	3,758,760
District of Columbia, 5.00%, 6/1/37(1)	7,000	7,327,670
Fennville Public Schools, MI, 4.00%, 5/1/34	1,000	1,018,710
Fort Worth Independent School District, TX, (PSF Guaranteed), 4.00%, 2/15/42	3,970	3,716,595
Illinois:
4.00%, 11/1/40	1,000	838,760
5.00%, 5/1/35	2,000	1,982,600
5.50%, 5/1/39	205	208,801
5.50%, 3/1/42	2,300	2,329,325
5.75%, 5/1/45	210	214,706
Kane, Cook and DuPage Counties School District No. 46, IL, 5.00%, 1/1/31	4,470	4,554,259
New York, NY, 4.00%, 9/1/46	2,000	1,792,760

11
See Notes to Financial Statements.

Eaton Vance
AMT-Free Municipal Income Fund
September 30, 2022
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
General Obligations (continued)
Salem-Keizer School District No. 24J, OR, 0.00%, 6/15/24	$1,220	$ 1,150,484
University of Connecticut, 5.00%, 2/15/32	650	662,188
		$ 35,289,181
Hospital — 14.5%
Brevard County Health Facilities Authority, FL, (Health First Obligated Group), 5.00%, 4/1/52	$5,000	$ 4,928,800
California Health Facilities Financing Authority, (St. Joseph Health System):
Prerefunded to 7/1/23, 5.00%, 7/1/33	1,720	1,743,203
Prerefunded to 7/1/23, 5.00%, 7/1/37	2,300	2,331,027
California Statewide Communities Development Authority, (Loma Linda University Medical Center), 5.25%, 12/1/34	3,000	3,030,180
Chattanooga Health, Educational and Housing Facility Board, TN, (CommonSpirit Health), 4.00%, 8/1/37	1,250	1,126,188
Colorado Health Facilities Authority, (Craig Hospital), 5.00%, 12/1/47	1,835	1,825,201
Colorado Health Facilities Authority, (Vail Valley Medical Center), 5.00%, 1/15/35	2,000	2,027,960
Delaware Health Facilities Authority, (Beebe Medical Center):
5.00%, 6/1/36	3,730	3,829,143
5.00%, 6/1/37	1,000	1,024,390
Escambia County Health Facilities Authority, FL, (Baptist Health Care Corp. Obligated Group), 4.00%, 8/15/45	500	399,250
Missouri Health and Educational Facilities Authority, (Mercy Health), 5.00%, 11/15/47	3,000	2,954,610
New York Dormitory Authority, (Northwell Health Obligated Group), 5.00%, 5/1/52	2,500	2,475,575
Ohio, (University Hospitals Health System, Inc.), 4.00%, 1/15/39	2,100	1,941,807
Tarrant County Cultural Education Facilities Finance Corp., TX, (Cook Children's Medical Center), 5.25%, 12/1/39(1)	5,000	5,054,000
		$ 34,691,334
Housing — 1.2%
Cuyahoga Metropolitan Housing Authority, OH, 2.00%, 12/1/31	$1,250	$ 1,033,538
Phoenix Industrial Development Authority, AZ, (Downtown Phoenix Student Housing, LLC - Arizona State University):
5.00%, 7/1/37	500	478,335
5.00%, 7/1/42	1,250	1,159,562
Security	Principal Amount (000's omitted)	Value
Housing (continued)
Texas Student Housing Corp., (University of North Texas), 9.375%, 7/1/06(2)	$285	$ 285,000
		$ 2,956,435
Insured - Education — 1.2%
Northern Illinois University, IL, (BAM), 5.00%, 4/1/31	$950	$ 1,010,135
Virginia College Building Authority, (Washington and Lee University), (NPFG), 5.25%, 1/1/31	1,750	1,917,020
		$ 2,927,155
Insured - Electric Utilities — 0.9%
Ohio Municipal Electric Generation Agency, (NPFG), 0.00%, 2/15/29	$2,865	$ 2,214,330
		$ 2,214,330
Insured - General Obligations — 3.2%
Atlantic City, NJ, (AGM), 4.00%, 3/1/42	$145	$ 130,503
Chicago Board of Education, IL, (AGM), 5.00%, 12/1/24	505	516,797
McCook, IL:
(AGM), 4.00%, 12/1/29	240	246,189
(AGM), 4.00%, 12/1/30	200	204,198
(AGM), 4.00%, 12/1/33	500	502,385
(AGM), 4.00%, 12/1/34	190	188,961
Proviso Township High School District No. 209, IL, (AGM), 4.00%, 12/1/38	1,500	1,425,435
Wyandotte County Unified School District No. 203, KS:
(AGM), 5.00%, 9/1/38	1,000	1,081,390
(AGM), 5.00%, 9/1/40	1,000	1,076,260
(AGM), 5.00%, 9/1/42	1,080	1,156,691
(AGM), 5.00%, 9/1/44	1,065	1,135,247
		$ 7,664,056
Insured - Lease Revenue/Certificates of Participation — 3.0%
Anaheim Public Financing Authority, CA, (Anaheim Public Improvements), (AGM), 0.00%, 9/1/31	$8,680	$ 6,060,810
Hudson Yards Infrastructure Corp., NY, (AGM), 4.00%, 2/15/47	1,155	1,024,612
		$ 7,085,422
Insured - Other Revenue — 2.3%
Harris County-Houston Sports Authority, TX, (AGM), (NPFG), 0.00%, 11/15/34	$10,600	$ 5,610,686
		$ 5,610,686

12
See Notes to Financial Statements.

Eaton Vance
AMT-Free Municipal Income Fund
September 30, 2022
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Insured - Special Tax Revenue — 4.4%
Massachusetts, Dedicated Tax Revenue:
(NPFG), 5.50%, 1/1/27	$6,000	$ 6,457,920
(NPFG), 5.50%, 1/1/30	2,565	2,875,006
Successor Agency to San Francisco City and County Redevelopment Agency, CA, (NPFG), 5.00%, 8/1/43	1,100	1,134,562
		$ 10,467,488
Insured - Transportation — 8.4%
Chicago, IL, (O'Hare International Airport):
(AGM), 5.00%, 1/1/28	$1,000	$ 1,003,590
(AGM), 5.125%, 1/1/31	1,000	1,003,060
(AGM), 5.25%, 1/1/32	785	787,371
E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/39	7,120	2,981,500
Metropolitan Transportation Authority, NY:
Green Bonds, (AGM), 4.00%, 11/15/46	125	111,644
Green Bonds, (AGM), 5.00%, 11/15/44	1,675	1,719,471
Pennsylvania Turnpike Commission, (AGM), 6.375%, 12/1/38	11,000	12,376,980
		$ 19,983,616
Insured - Water and Sewer — 0.9%
Michigan Finance Authority, (Detroit Water and Sewerage Department):
(AGM), 5.00%, 7/1/32	$655	$ 668,107
(AGM), 5.00%, 7/1/33	565	575,735
(AGM), 5.00%, 7/1/35	280	284,847
(AGM), 5.00%, 7/1/37	565	574,209
		$ 2,102,898
Lease Revenue/Certificates of Participation — 1.3%
New Jersey Economic Development Authority, (School Facilities Construction), 5.00%, 6/15/37	$3,000	$ 3,017,190
		$ 3,017,190
Other Revenue — 1.6%
Buckeye Tobacco Settlement Financing Authority, OH, 5.00%, 6/1/55	$1,125	$ 946,384
Central Falls Detention Facility Corp., RI, 7.25%, 7/15/35(2)	1,200	216,000
Loudoun County Economic Development Authority, VA, (Howard Hughes Medical Institute), 4.00%, 10/1/52	2,000	1,816,760
Mercer County Improvement Authority, NJ, 4.00%, 3/15/40	935	854,730
		$ 3,833,874
Security	Principal Amount (000's omitted)	Value
Senior Living/Life Care — 4.5%
California Public Finance Authority, (Enso Village), Green Bonds, 2.375%, 11/15/28(3)	$140	$ 121,852
Manhattan, KS, (Meadowlark Hills), 4.00%, 6/1/46	1,150	849,563
National Finance Authority, NH, (The Vista):
5.25%, 7/1/39(3)	265	226,408
5.625%, 7/1/46(3)	360	308,959
5.75%, 7/1/54(3)	775	658,122
New Hope Cultural Education Facilities Finance Corp., TX, (The Outlook at Windhaven), 6.75%, 10/1/52	1,000	934,560
North Carolina Medical Care Commission, (EveryAge), 4.00%, 9/1/41	840	696,461
Pompano Beach, FL, (John Knox Village), 4.00%, 9/1/41	1,270	1,041,235
Saint Louis County Industrial Development Authority, MO, (St. Andrew's Resources for Seniors Obligated Group), 5.00%, 12/1/35	1,700	1,641,061
Washington Housing Finance Commission, (Horizon House):
5.00%, 1/1/32(3)	1,575	1,597,333
5.00%, 1/1/38(3)	2,325	2,337,578
Washington Housing Finance Commission, (Transforming Age), 5.00%, 1/1/34(3)	245	220,691
		$ 10,633,823
Special Tax Revenue — 8.6%
District of Columbia, Income Tax Revenue, 5.50%, 7/1/47	$1,500	$ 1,649,790
Jurupa Public Financing Authority, CA, 5.00%, 9/1/31	1,200	1,231,932
Maryland Economic Development Corp., (Port Covington), 4.00%, 9/1/40	115	96,991
Metropolitan Pier and Exposition Authority, IL, (McCormick Place Expansion), 4.00%, 6/15/50	5,000	3,844,400
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.00%, 7/1/49	5,000	5,195,750
New York City Transitional Finance Authority, NY, Future Tax Revenue:
4.00%, 5/1/39	1,000	941,440
4.00%, 5/1/45	1,415	1,281,410
5.00%, 5/1/42	4,400	4,495,480
New York Dormitory Authority, Personal Income Tax Revenue, 4.00%, 3/15/45	1,000	898,190
Washington Convention and Sports Authority, D.C., Dedicated Tax Revenue, 4.00%, 10/1/38	1,000	913,030
		$ 20,548,413
Transportation — 10.4%
Central Texas Regional Mobility Authority, 5.00%, 1/1/45	$1,550	$ 1,558,138

13
See Notes to Financial Statements.

Eaton Vance
AMT-Free Municipal Income Fund
September 30, 2022
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Transportation (continued)
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport):
5.25%, 11/1/30	$1,100	$ 1,118,777
5.25%, 11/1/31	1,455	1,478,760
Denver City and County, CO, Airport System Revenue, 5.00%, 11/15/47	2,500	2,582,625
Georgia Ports Authority, 4.00%, 7/1/47	2,625	2,341,185
Grand Parkway Transportation Corp., TX, 5.125%, 10/1/43	1,100	1,096,172
Miami-Dade County, FL, Aviation Revenue, 5.00%, 10/1/33	2,650	2,698,204
New Jersey Transportation Trust Fund Authority, (Transportation Program), 5.00%, 6/15/50	2,500	2,475,225
New Jersey Transportation Trust Fund Authority, (Transportation System):
0.00%, 12/15/25	1,000	875,360
4.00%, 6/15/36	1,665	1,500,631
New Orleans Aviation Board, LA, 5.00%, 1/1/43	1,555	1,567,735
New York Transportation Development Corp., (Terminal 4 John F. Kennedy International Airport):
4.00%, 12/1/41	500	418,380
4.00%, 12/1/42	2,400	1,974,912
South Jersey Transportation Authority, NJ, 4.625%, 11/1/47	1,500	1,426,800
Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project):
4.00%, 12/31/37	275	239,742
4.00%, 12/31/38	510	440,033
4.00%, 12/31/39	265	226,493
5.00%, 12/31/35	355	354,627
Texas Transportation Commission, 0.00%, 8/1/40	1,000	366,120
		$ 24,739,919
Water and Sewer — 4.9%
Atlanta, GA, Water and Wastewater Revenue, 5.00%, 11/1/35(1)	$6,990	$ 7,388,080
Security	Principal Amount (000's omitted)	Value
Water and Sewer (continued)
New York City Municipal Water Finance Authority, NY, (Water and Sewer System), 4.00%, 6/15/41	$4,500	$ 4,187,790
$ 11,575,870
Total Tax-Exempt Municipal Obligations (identified cost $249,415,163)		$ 241,429,632
Total Investments — 101.7% (identified cost $250,616,641)		$ 242,337,691
Other Assets, Less Liabilities — (1.7)%		$ (4,031,459)
Net Assets — 100.0%		$ 238,306,232
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1H).
(2)	Defaulted security. Issuer has defaulted on the payment of interest and/or principal or has filed for bankruptcy.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2022, the aggregate value of these securities is $5,470,943 or 2.3% of the Fund's net assets.
At September 30, 2022, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:
Texas	11.6%
California	11.3%
New York	10.8%
Illinois	10.5%
Others, representing less than 10% individually	57.5%
The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At September 30, 2022, 24.0% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.4% to 16.3% of total investments.
Abbreviations:
AGM	– Assured Guaranty Municipal Corp.
BAM	– Build America Mutual Assurance Co.
NPFG	– National Public Finance Guarantee Corp.
PSF	– Permanent School Fund

14
See Notes to Financial Statements.

Eaton Vance
National Municipal Income Fund
September 30, 2022
Portfolio of Investments

Corporate Bonds — 0.9%
Security	Principal Amount (000's omitted)	Value
Education — 0.8%
Chapman University:
1.56%, 4/1/27	$4,995	$ 4,241,959
1.867%, 4/1/29	5,160	4,219,544
Grand Canyon University, 4.125%, 10/1/24	20,000	18,466,600
		$ 26,928,103
Other — 0.1%
YMCA of Greater New York, 2.303%, 8/1/26	$2,590	$ 2,283,965
		$ 2,283,965
Total Corporate Bonds (identified cost $32,745,001)		$ 29,212,068

Tax-Exempt Municipal Obligations — 95.6%
Security	Principal Amount (000's omitted)	Value
Bond Bank — 0.4%
Rickenbacker Port Authority, OH, (OASBO Expanded Asset Pooled Financing Program), 5.375%, 1/1/32	$10,435	$ 11,313,314
		$ 11,313,314
Cogeneration — 0.1%
Northampton County Industrial Development Authority, PA, (Northampton Generating), (AMT), 5.00%, 12/31/23(1)	$14,652	$ 2,637,417
		$ 2,637,417
Education — 8.4%
Arizona Industrial Development Authority, (Somerset Academy of Las Vegas), 4.00%, 12/15/41(2)	$600	$ 478,848
Connecticut Health and Educational Facilities Authority, (Yale University), 2.60%, 7/1/36(3)	8,000	8,000,000
Florida Development Finance Corp., (River City Science Academy), 4.00%, 7/1/45	365	283,652
Florida Higher Educational Facilities Financing Authority, (Jacksonville University), 4.75%, 6/1/38(2)	2,245	2,045,397
Maryland Health and Higher Educational Facilities Authority, (Stevenson University):
4.00%, 6/1/36	350	314,041
4.00%, 6/1/40	400	345,492
Maryland Stadium Authority, Built to Learn Revenue, 4.00%, 6/1/52	6,830	5,702,845
Security	Principal Amount (000's omitted)	Value
Education (continued)
Massachusetts Development Finance Agency, (Harvard University), 5.00%, 7/15/34	$18,855	$ 19,958,772
Massachusetts Development Finance Agency, (Northeastern University), 5.00%, 10/1/44	2,500	2,581,475
Miami University, OH, 4.00%, 9/1/45	4,030	3,629,458
Michigan State University, 4.00%, 2/15/44	5,000	4,569,050
New York Dormitory Authority, (Columbia University), 5.00%, 10/1/38	18,310	19,561,305
New York Dormitory Authority, (Rockefeller University), 5.00%, 7/1/53	13,750	14,227,125
Oregon Health and Science University, Green Bonds, 4.00%, 7/1/51	5,000	4,341,100
Pennsylvania State University, 5.00%, 9/1/47	4,240	4,426,009
San Antonio Education Facilities Corp., TX, (University of the Incarnate Word), 4.00%, 4/1/46	3,500	2,775,465
Swarthmore Borough Authority, PA, (Swarthmore College), 4.00%, 9/15/43	3,000	2,712,510
Troy Capital Resource Corp., NY, (Rensselaer Polytechnic Institute), 5.00%, 9/1/38	5,000	5,148,950
University of California:
5.00%, 5/15/52	23,110	24,253,252
5.25%, 5/15/36	5,720	5,876,957
5.25%, 5/15/37	13,000	13,344,370
5.25%, 5/15/38	7,700	7,897,890
University of California Medical Center, 5.00%, 5/15/47	16,500	17,154,060
University of Texas:
4.00%, 7/1/42(4)	4,900	4,580,765
5.00%, 8/15/25	3,750	3,929,888
5.00%, 7/1/41	20,000	20,149,400
University of Virginia:
5.00%, 4/1/38	13,205	13,967,193
5.00%, 4/1/39	40,970	43,285,624
Utah Board of Higher Education, (Dixie State University), 4.00%, 6/1/44	7,645	6,890,974
		$ 262,431,867
Electric Utilities — 6.9%
Douglas County Public Utility District No. 1, WA, 3.00%, 9/1/52	$16,020	$ 10,854,351
Intermountain Power Agency, UT, Power Supply Revenue, 5.00%, 7/1/42	15,000	15,847,650
Los Angeles Department of Water and Power, CA, Power System Revenue:
5.00%, 7/1/51	29,000	30,346,760
5.00%, 7/1/51	12,500	13,080,500
New York Power Authority, 4.00%, 11/15/45	5,825	5,240,228

15
See Notes to Financial Statements.

Eaton Vance
National Municipal Income Fund
September 30, 2022
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Electric Utilities (continued)
Omaha Public Power District, NE:
5.00%, 2/1/39	$10,805	$ 11,126,341
5.00%, 2/1/47(4)(5)	20,000	21,163,800
5.25%, 2/1/52(4)	22,500	24,155,325
Philadelphia, PA, Gas Works Revenue, (LOC: TD Bank, N.A.), 2.50%, 8/1/31(6)	3,600	3,600,000
Public Power Generation Agency, NE, (Whelan Energy Center Unit 2), 5.00%, 1/1/28	6,025	6,213,884
Utility Debt Securitization Authority, NY:
5.00%, 12/15/30(5)	22,500	22,930,875
5.00%, 12/15/31(5)	27,500	28,026,625
5.00%, 12/15/33	10,000	10,413,400
5.00%, 12/15/40	13,260	14,037,168
		$ 217,036,907
Escrowed/Prerefunded — 2.4%
Charleston County Airport District, SC, (AMT), Prerefunded to 7/1/23, 5.50%, 7/1/38	$10,000	$ 10,153,500
New Jersey Turnpike Authority, Prerefunded to 7/1/24, 5.00%, 1/1/31	10,000	10,312,700
New York Dormitory Authority, Sales Tax Revenue, (AMT), Escrowed to Maturity, 5.00%, 3/15/27	1,620	1,730,468
Oxnard Union High School District, CA, (Election of 2018), Prerefunded to 8/1/26, 5.00%, 8/1/43	3,750	3,999,637
Rutgers State University, NJ, Prerefunded to 5/1/23, 5.00%, 5/1/43(5)	37,000	37,408,480
Southwestern Illinois Development Authority, (Memorial Group, Inc.), Prerefunded to 11/1/23, 7.25%, 11/1/33	9,170	9,542,577
University of California, Prerefunded to 5/15/24, 5.25%, 5/15/36	1,360	1,406,009
		$ 74,553,371
General Obligations — 20.9%
Andover, MA, 4.00%, 7/15/52	$12,250	$ 10,918,792
Bergen County Improvement Authority, NJ, (Bergen New Bridge Medical Center), 5.00%, 8/1/47	5,000	5,316,000
California:
5.00%, 9/1/52	14,750	15,656,240
5.25%, 9/1/47	11,500	12,521,430
Prerefunded to 12/1/22, 2.89%, (SIFMA + 0.43%), 12/1/29(7)	15,000	14,983,950
Centennial School District No. 28Jt, OR, 5.00%, 6/15/50	10,000	10,476,400
Chicago Board of Education, IL:
5.00%, 12/1/42	7,770	7,245,836
5.00%, 12/1/44	15,110	14,694,626
Security	Principal Amount (000's omitted)	Value
General Obligations (continued)
Chicago, IL:
5.00%, 1/1/39	$2,100	$ 2,051,217
5.00%, 1/1/40	1,500	1,458,360
Clackamas Community College District, OR:
5.00%, 6/15/38	760	792,513
5.00%, 6/15/39	1,000	1,041,470
5.00%, 6/15/40	1,250	1,300,213
Clark County, NV, 5.00%, 5/1/48	19,650	20,283,712
Community Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/54	10,000	10,363,200
Connecticut:
4.00%, 1/15/37	10,000	9,349,600
Social Bonds, 4.00%, 1/15/36	10,000	9,397,800
Conroe Independent School District, TX, (PSF Guaranteed), 4.00%, 2/15/47	5,265	4,857,647
Cypress-Fairbanks Independent School District, TX, (PSF Guaranteed), 4.50%, 2/15/47(4)	5,000	4,950,650
Dallas Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/26	2,750	2,903,835
Denver City and County School District No. 1, CO, 5.00%, 12/1/45	43,985	46,890,649
Fort Bend Independent School District, TX, (PSF Guaranteed), 3.00% to 8/1/23 (Put Date), 8/1/52	15,000	14,928,750
Fort Worth Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/47	7,000	7,267,050
Galveston Independent School District, TX, (PSF Guaranteed), 4.00%, 2/1/47	10,000	9,022,500
Hawaii, 5.00%, 1/1/34	13,700	14,517,890
Hermiston School District No. 8R, OR:
0.00%, 6/15/42	6,475	2,410,772
0.00%, 6/15/45	4,595	1,442,049
Houston Independent School District, TX, (PSF Guaranteed), 3.50% to 6/1/25 (Put Date), 6/1/39	14,300	14,224,925
Illinois:
5.00%, 2/1/24	10,705	10,851,658
5.00%, 11/1/24	11,295	11,483,852
5.00%, 2/1/27	18,500	18,728,105
5.00%, 2/1/29	15,000	15,248,400
5.00%, 5/1/39	10,000	9,779,200
5.25%, 7/1/30	6,150	6,183,764
5.50%, 5/1/39	870	886,130
5.50%, 3/1/42	11,700	11,849,175
5.75%, 5/1/45	890	909,945
Jackson County Consolidated School District No. 4, MO:
5.00%, 3/1/37	3,575	3,709,206
5.00%, 3/1/38	3,675	3,807,521

16
See Notes to Financial Statements.

Eaton Vance
National Municipal Income Fund
September 30, 2022
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
General Obligations (continued)
Jackson County Consolidated School District No. 4, MO: (continued)
5.00%, 3/1/39	$2,000	$ 2,069,800
Kane, Cook and DuPage Counties School District No. 46, IL:
5.00%, 1/1/29	1,920	1,957,133
5.00%, 1/1/30	4,105	4,182,379
Massachusetts:
3.00%, 2/1/48	15,000	10,774,500
3.00%, 4/1/49	10,000	7,098,700
4.00%, 12/1/44	7,850	7,182,593
5.00%, 7/1/35	10,000	10,309,800
New York, NY:
4.00%, 8/1/38	11,520	10,826,726
4.00%, 9/1/46	10,000	8,963,800
5.00%, 8/1/47	22,350	23,192,595
5.25%, 9/1/42	5,000	5,380,000
5.25%, 9/1/43	5,000	5,366,250
Norwalk, CT, 4.00%, 8/15/47	10,000	9,073,400
Norwood, MA, 4.00%, 9/15/47	11,065	9,797,504
Pasadena Independent School District, TX, (PSF Guaranteed), 4.00%, 2/15/52	10,000	8,894,100
Prosper Independent School District, TX, (PSF Guaranteed), 4.00%, 2/15/47	8,250	7,417,327
Puerto Rico:
0.00%, 7/1/24	503	462,967
0.00%, 7/1/33	1,938	1,071,396
4.00%, 7/1/33	1,506	1,327,480
4.00%, 7/1/35	1,353	1,160,285
4.00%, 7/1/37	1,162	956,208
5.25%, 7/1/23	841	844,746
5.625%, 7/1/29	12,397	12,700,264
5.75%, 7/1/31	1,588	1,622,145
Rice County, MN, 4.00%, 2/1/52	7,170	6,330,034
San Antonio Independent School District, TX, (PSF Guaranteed), 5.00%, 8/15/52	3,500	3,714,235
San Juan Unified School District, CA, (Election of 2016):
5.00%, 8/1/40	3,315	3,550,133
5.00%, 8/1/42	6,600	7,039,626
Seattle, WA:
4.00%, 9/1/26	9,640	9,942,600
4.00%, 9/1/27	10,020	10,402,564
Temple Independent School District, TX, (PSF Guaranteed), 4.25%, 2/1/47	13,000	12,211,420
Security	Principal Amount (000's omitted)	Value
General Obligations (continued)
Texas:
5.00%, 8/1/39	$3,000	$ 3,096,150
5.00%, 8/1/40	4,000	4,113,080
5.00%, 8/1/41	5,000	5,129,250
Texas, (Texas Transportation Commission), Prerefunded to 10/1/24, 5.00%, 10/1/44	10,000	10,355,200
Waco Independent School District, TX, (PSF Guaranteed), 4.125%, 8/15/47	6,000	5,518,860
Washington:
5.00%, 2/1/33	13,140	13,388,215
5.00%, 8/1/35	14,355	15,176,824
5.00%, 8/1/40	5,000	5,293,600
Westwood, MA, 4.00%, 8/15/52	10,000	8,912,400
Ysleta Independent School District, TX, (PSF Guaranteed):
4.25%, 8/15/56	6,000	5,568,660
5.00%, 8/15/56(5)	5,000	5,206,950
		$ 652,286,931
Hospital — 10.1%
Arlington County Industrial Development Authority, VA, (Virginia Hospital Center), 4.00%, 7/1/38	$1,000	$ 907,440
Brevard County Health Facilities Authority, FL, (Health First Obligated Group), 5.00%, 4/1/52	20,000	19,715,200
Bucks County Industrial Development Authority, PA, (Grand View Hospital), 4.00%, 7/1/51	4,000	2,755,080
California Health Facilities Financing Authority, (Cedars-Sinai Health System):
4.00%, 8/15/48	24,255	21,432,203
5.00%, 8/15/51	22,615	23,391,599
California Health Facilities Financing Authority, (St. Joseph Health System):
Prerefunded to 7/1/23, 5.00%, 7/1/33	17,530	17,766,480
Prerefunded to 7/1/23, 5.00%, 7/1/37	25,465	25,808,523
Colorado Health Facilities Authority, (AdventHealth Obligated Group), 4.00%, 11/15/43	7,525	6,705,377
Colorado Health Facilities Authority, (Intermountain Healthcare), 4.00%, 5/15/52	4,000	3,471,560
Connecticut Health and Educational Facilities Authority, (Nuvance Health), 4.00%, 7/1/41	2,885	2,337,542
Decatur Hospital Authority, TX, (Wise Health System), 4.00%, 9/1/35	845	710,096
Escambia County Health Facilities Authority, FL, (Baptist Health Care Corp. Obligated Group), 4.00%, 8/15/45	4,305	3,437,543
Geisinger Authority, PA, (Geisinger Health System), 4.00%, 2/15/47	8,000	6,873,600
Hamilton County, OH, (UC Health), 5.00%, 9/15/50	8,000	7,792,480

17
See Notes to Financial Statements.

Eaton Vance
National Municipal Income Fund
September 30, 2022
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Hospital (continued)
Illinois Finance Authority, (Presence Health Network):
5.00%, 2/15/26	$7,500	$ 7,858,575
5.00%, 2/15/33	1,500	1,545,540
Lancaster County Hospital Authority, PA, (Penn State Health), 5.00%, 11/1/46	10,500	10,449,810
Massachusetts Development Finance Agency, (Partners HealthCare System), 5.00%, 7/1/47	13,000	13,000,130
Michigan Finance Authority, (Henry Ford Health System), 4.00%, 11/15/50	7,500	6,400,200
Michigan Finance Authority, (Trinity Health Credit Group), 4.00%, 12/1/45	10,000	8,810,400
Minneapolis, MN, (Allina Health System), 4.00%, 11/15/39	6,405	5,862,176
Missouri Health and Educational Facilities Authority, (BJC Health System), 4.00% to 1/1/46 (Put Date), 1/1/50	4,000	3,469,720
Missouri Health and Educational Facilities Authority, (SSM Health Care), Prerefunded to 6/1/24, 5.00%, 6/1/30	7,505	7,716,866
New York Dormitory Authority, (Northwell Health Obligated Group), 5.00%, 5/1/52	20,000	19,804,600
New York Dormitory Authority, (NYU Langone Hospitals Obligated Group), 4.00%, 7/1/50	7,000	5,930,750
Oregon Facilities Authority, (Samaritan Health Services), 5.00%, 10/1/35	2,260	2,275,865
Public Finance Authority, WI, (Cone Health), 5.00%, 10/1/52	5,000	5,006,300
Salem Hospital Facility Authority, OR, (Salem Health Projects), 5.00%, 5/15/46	5,000	4,922,000
South Broward Hospital District, FL, 3.00%, 5/1/51	1,420	956,810
Southcentral Pennsylvania General Authority, (WellSpan Health Obligated Group), 4.00%, 6/1/49	5,000	4,293,300
University of Kansas Hospital Authority, 5.00%, 9/1/45	25,500	25,572,675
Washington Health Care Facilities Authority, (Seattle Cancer Care Alliance), 5.00%, 9/1/55	3,340	3,274,402
West Virginia Hospital Finance Authority, (West Virginia United Health System Obligated Group), Prerefunded to 6/1/23, 5.375%, 6/1/38	21,895	22,214,229
Wisconsin Health and Educational Facilities Authority, (Ascension Health Alliance Senior Credit Group), 4.00%, 11/15/43	4,625	4,108,388
Wisconsin Health and Educational Facilities Authority, (Ascension Senior Credit Group):
4.00%, 11/15/39	5,000	4,615,750
4.00%, 11/15/46	5,000	4,357,700
		$ 315,550,909
Security	Principal Amount (000's omitted)	Value
Housing — 1.2%
California Community Housing Agency, (Summit at Sausalito Apartments), 3.00%, 2/1/57(2)	$2,335	$ 1,456,036
CMFA Special Finance Agency, CA, (Solana at Grand), 4.00%, 8/1/56(2)	5,525	4,321,379
CSCDA Community Improvement Authority, CA, (City of Orange Portfolio), Essential Housing Revenue, Social Bonds, 3.00%, 3/1/57(2)	14,005	8,775,113
CSCDA Community Improvement Authority, CA, (Pasadena Portfolio), Essential Housing Revenue, Social Bonds, 3.00%, 12/1/56(2)	6,810	4,273,343
Maryland Economic Development Corp., (Morgan State University), Student Housing Revenue, 5.00%, 7/1/56	1,750	1,576,820
Massachusetts Housing Finance Agency, (Mill Road Apartments), 3.01%, (SIFMA + 0.55%), 11/1/23 (Put Date), 11/1/48(7)	3,920	3,920,000
New York City Housing Development Corp., NY, 2.60%, 11/1/46	3,000	1,943,730
Texas Student Housing Corp., (University of Northern Texas), 6.85%, 7/1/31	10,640	10,427,200
		$ 36,693,621
Industrial Development Revenue — 1.4%
Arkansas Development Finance Authority, (Big River Steel), (AMT), 4.75%, 9/1/49(2)	$1,000	$ 845,800
Metropolitan Nashville Airport Authority, TN, (Aero Nashville), 5.20%, 7/1/26	190	179,028
New York Transportation Development Corp., (Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment), (AMT), 5.00%, 10/1/40	41,585	39,068,276
Vermont Economic Development Authority, (Casella Waste Systems, Inc.), (AMT), 4.625% to 4/3/28 (Put Date), 4/1/36(2)	475	452,480
Warren County, MS, (International Paper Co.), 1.375% to 6/16/25 (Put Date), 5/1/34	4,000	3,724,960
		$ 44,270,544
Insured - Bond Bank — 0.7%
Indianapolis Local Public Improvement Bond Bank, IN, (AGM), 4.00%, 6/1/39	$24,130	$ 21,811,348
		$ 21,811,348
Insured - Electric Utilities — 0.1%
Brownsville, TX, Utility System Revenue, (BAM), 5.00%, 9/1/51	$1,220	$ 1,238,825
West Memphis, AR, Public Utility System Revenue, (BAM), 3.00%, 12/1/41	1,250	944,675
		$ 2,183,500

18
See Notes to Financial Statements.

Eaton Vance
National Municipal Income Fund
September 30, 2022
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Insured - Escrowed/Prerefunded — 1.2%
North Texas Tollway Authority, (AGC), Prerefunded to 1/1/25, 6.20%, 1/1/42	$37,070	$ 39,346,839
		$ 39,346,839
Insured - General Obligations — 1.7%
Cabrillo Unified School District, CA, (Election of 2018), (AGM), 5.00%, 8/1/50	$10,355	$ 10,758,742
Clark County School District, NV, (AGM), 4.25%, 6/15/41	5,000	4,627,500
Ellis County Unified School District No. 489, KS, (AGM), 5.00%, 9/1/47	11,840	12,405,360
Lumberton Municipal Utility District, TX, (AGM), 3.00%, 8/15/52	5,045	3,337,368
Nassau County, NY, (AGM), 5.00%, 4/1/44	10,205	10,671,879
Wyandotte County Unified School District No. 203, KS, (AGM), 5.25%, 9/1/52	10,165	10,950,856
		$ 52,751,705
Insured - Lease Revenue/Certificates of Participation — 0.0%(8)
Hudson Yards Infrastructure Corp., NY, (AGM), 4.00%, 2/15/47	$1,530	$ 1,357,278
		$ 1,357,278
Insured - Other Revenue — 1.0%
Harris County-Houston Sports Authority, TX, (AGM), (NPFG), 0.00%, 11/15/34	$58,155	$ 30,782,023
		$ 30,782,023
Insured - Special Tax Revenue — 1.0%
Massachusetts, Dedicated Tax Revenue:
(NPFG), 5.50%, 1/1/29	$11,000	$ 12,179,090
(NPFG), 5.50%, 1/1/30	3,080	3,452,249
Metropolitan Pier and Exposition Authority, IL, (McCormick Place), (BAM), 4.00%, 12/15/42	10,440	8,685,140
Pittsburgh and Allegheny County Sports & Exhibition Authority, PA, Hotel Room Excise Tax Revenue, (AGM), 5.00%, 2/1/30	7,615	8,112,260
		$ 32,428,739
Insured - Transportation — 1.3%
E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/37	$13,335	$ 6,323,990
Kansas City Industrial Development Authority, MO, (Kansas City International Airport Terminal Modernization):
(AGM), (AMT), 5.00%, 3/1/49	3,025	2,999,348
(AGM), (AMT), 5.00%, 3/1/55	7,785	7,645,104
Security	Principal Amount (000's omitted)	Value
Insured - Transportation (continued)
Kansas City Industrial Development Authority, MO, (Kansas City International Airport Terminal Modernization): (continued)
(AGM), (AMT), 5.00%, 3/1/57	$12,775	$ 12,540,195
Love Field Airport Modernization Corp., TX, (AGM), (AMT), 4.00%, 11/1/37	4,000	3,623,160
Metropolitan Transportation Authority, NY:
Green Bonds, (AGM), 4.00%, 11/15/46	640	571,616
Green Bonds, (AGM), 4.00%, 11/15/48	8,900	7,878,636
		$ 41,582,049
Insured - Water and Sewer — 0.4%
Pittsburg Public Financing Authority, CA, Water Revenue, (AGM), 5.00%, 8/1/52	$10,000	$ 10,422,100
West Harris County Regional Water Authority, TX, (BAM), 4.00%, 12/15/39	860	790,976
		$ 11,213,076
Lease Revenue/Certificates of Participation — 2.0%
Colorado, Certificates of Participation, 6.00%, 12/15/38	$5,355	$ 6,221,493
Hampton Roads Transportation Accountability Commission, VA, 4.00%, 7/1/57	5,000	4,478,150
Minnesota, 5.00%, 3/1/27(4)	12,000	12,858,720
New Jersey Economic Development Authority, (School Facilities Construction):
5.00%, 6/15/23	4,810	4,861,275
5.00%, 6/15/34	8,460	8,562,789
5.00%, 6/15/35	13,300	13,442,975
5.00%, 6/15/39	2,165	2,156,340
Regional Transportation District, CO, Certificates of Participation, 5.00%, 6/1/27	8,815	9,339,404
		$ 61,921,146
Nursing Home — 0.1%
Mississippi Business Finance Corp., (Magnolia Healthcare), 7.99%, 7/1/25	$3,190	$ 3,198,709
		$ 3,198,709
Other Revenue — 3.1%
Battery Park City Authority, NY, (SPA: TD Bank, N.A.), 2.55%, 11/1/38(6)	$10,800	$ 10,800,000
Buckeye Tobacco Settlement Financing Authority, OH, 5.00%, 6/1/55	35,865	30,170,714
Central Falls Detention Facility Corp., RI, 7.25%, 7/15/35(9)	250	45,000

19
See Notes to Financial Statements.

Eaton Vance
National Municipal Income Fund
September 30, 2022
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Other Revenue (continued)
Cleveland-Cuyahoga County Port Authority, OH, (Playhouse Square Foundation), 5.25%, 12/1/38	$750	$ 749,130
DuPage County, IL, (The Morton Arboretum), Green Bonds, 3.00%, 5/15/47	5,085	3,539,363
Houston, TX, Hotel Occupancy Tax and Special Revenue:
3.00%, 9/1/32	450	391,581
3.00%, 9/1/33	140	119,476
4.00%, 9/1/31	425	426,186
Kalispel Tribe of Indians, WA:
Series A, 5.25%, 1/1/38(2)	1,865	1,951,368
Series B, 5.25%, 1/1/38(2)	1,000	1,046,310
Minnesota Municipal Gas Agency, (Liq: Royal Bank of Canada), 2.983%, (67% of SOFR + 1.00%), 12/1/27 (Put Date), 12/1/52(7)	10,000	9,339,000
New York City Transitional Finance Authority, NY, (Building Aid), 5.00%, 7/15/43	22,350	22,782,249
Texas Municipal Gas Acquisition and Supply Corp. I, Gas Supply Revenue, 6.25%, 12/15/26	13,960	14,507,372
		$ 95,867,749
Senior Living/Life Care — 1.7%
California Public Finance Authority, (Enso Village):
Green Bonds, 2.125%, 11/15/27(2)	$1,155	$ 1,026,010
Green Bonds, 2.375%, 11/15/28(2)	970	844,259
Green Bonds, 5.00%, 11/15/46(2)	540	451,748
Clackamas County Hospital Facility Authority, OR, (Rose Villa):
5.25%, 11/15/50	250	218,558
5.375%, 11/15/55	300	263,448
Iowa Finance Authority, (Lifespace Communities, Inc.), 5.00%, 5/15/48	9,000	7,793,100
Manhattan, KS, (Meadowlark Hills), 4.00%, 6/1/46	1,000	738,750
Multnomah County Hospital Facilities Authority, OR, (Terwilliger Plaza), 4.00%, 12/1/36	2,035	1,748,126
New Hope Cultural Education Facilities Finance Corp., TX, (Longhorn Village), 5.00%, 1/1/47	8,000	7,181,280
Palm Beach County Health Facilities Authority, FL, (Green Cay Life Plan Village), 11.50%, 7/1/27(2)	5,550	5,370,013
Palm Beach County Health Facilities Authority, FL, (Toby & Leon Cooperman Sinai Residences of Boca Raton), 4.25%, 6/1/56	4,440	3,276,276
Public Finance Authority, WI, (Searstone CCRC), 3.00%, 6/1/28(2)	17,410	15,185,698
Rockville, MD, (Ingleside at King Farm):
5.00%, 11/1/31	1,010	967,984
5.00%, 11/1/32	525	499,417
Security	Principal Amount (000's omitted)	Value
Senior Living/Life Care (continued)
St. Johns County Industrial Development Authority, FL, (Vicar's Landing), 4.00%, 12/15/41	$750	$ 578,167
Tarrant County Cultural Education Facilities Finance Corp., TX, (MRC Stevenson Oaks):
6.625%, 11/15/41	730	683,835
6.75%, 11/15/51	3,250	2,945,052
6.875%, 11/15/55	200	182,734
Wisconsin Health and Educational Facilities Authority, (Saint John's Communities, Inc.):
4.00%, 9/15/41	765	632,548
4.00%, 9/15/45	650	513,013
Prerefunded to 9/15/23, 5.00%, 9/15/40	750	761,737
		$ 51,861,753
Special Tax Revenue — 7.8%
District of Columbia, Income Tax Revenue, 5.00%, 7/1/47	$10,000	$ 10,521,400
Illinois Sports Facilities Authority, 5.00%, 6/15/30	2,400	2,410,080
Kissimmee City, FL, Sales Tax Revenue, 4.00%, 10/1/51	10,180	8,812,623
Los Angeles County Metropolitan Transportation Authority, CA, Sales Tax Revenue, 5.00%, 7/1/44	15,060	16,035,436
Maryland Economic Development Corp., (Port Covington), 4.00%, 9/1/40	1,285	1,083,769
Metropolitan Pier and Exposition Authority, IL, (McCormick Place Expansion), 4.00%, 6/15/50	10,250	7,881,020
Miami-Dade County, FL, Transit System Sales Surtax Revenue:
5.00%, 7/1/50	25,000	25,962,500
5.00%, 7/1/51	10,000	10,378,500
Michigan Trunk Line Fund, 4.00%, 11/15/46	8,390	7,579,274
New River Community Development District, FL, (Capital Improvements):
5.00%, 5/1/13(9)	230	0
5.35%, 5/1/38(9)	80	0
5.75%, 5/1/38	340	342,546
New York City Transitional Finance Authority, NY, Future Tax Revenue:
4.00%, 11/1/38	5,000	4,728,800
4.00%, 5/1/47	5,000	4,488,100
4.00%, 8/1/48	7,000	6,252,330
5.00%, 5/1/42	12,960	13,241,232
2015 Series B, 5.00%, 8/1/39	4,585	4,685,687
2018 Series A, 5.00%, 8/1/39	11,845	12,189,097
New York Dormitory Authority, Personal Income Tax Revenue:
4.00%, 3/15/39	10,000	9,307,300
4.00%, 3/15/45	6,000	5,389,140

20
See Notes to Financial Statements.

Eaton Vance
National Municipal Income Fund
September 30, 2022
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Special Tax Revenue (continued)
New York Dormitory Authority, Personal Income Tax Revenue: (continued)
4.00%, 3/15/46	$5,000	$ 4,463,800
New York Dormitory Authority, Sales Tax Revenue:
5.00%, 3/15/36	7,840	8,108,912
(AMT), 5.00%, 3/15/28	1,705	1,840,479
(AMT), 5.00%, 3/15/29	1,790	1,927,991
(AMT), 5.00%, 3/15/31	970	1,039,947
(AMT), 5.00%, 3/15/32	2,070	2,197,181
New York State Urban Development Corp., 5.00%, 3/15/49(4)	25,000	25,631,825
New York State Urban Development Corp., Personal Income Tax Revenue, 5.00%, 3/15/35	10,000	10,271,600
Puerto Rico Sales Tax Financing Corp.:
4.329%, 7/1/40	7,536	6,528,211
5.00%, 7/1/58	18,790	16,634,787
Southern Hills Plantation I Community Development District, FL:
Series A1, 5.80%, 5/1/35	420	377,589
Series A2, 5.80%, 5/1/35	310	207,616
Sterling Hill Community Development District, FL, 6.20%, 5/1/35	1,532	827,089
Texas Transportation Commission, Prerefunded to 4/1/24, 5.00%, 4/1/33(5)	10,000	10,263,100
Washington Convention and Sports Authority, D.C., Dedicated Tax Revenue:
4.00%, 10/1/37	1,000	926,840
4.00%, 10/1/39	1,000	912,230
		$ 243,448,031
Student Loan — 0.1%
New Jersey Higher Education Student Assistance Authority, Series 2015-1A, (AMT), 4.00%, 12/1/28	$2,380	$ 2,370,337
		$ 2,370,337
Transportation — 19.2%
Allegheny County Airport Authority, PA, (Pittsburgh International Airport), (AMT), 4.00%, 1/1/39	$7,000	$ 6,230,910
Austin, TX, Airport System Revenue:
(AMT), 5.00%, 11/15/34	2,000	2,044,360
(AMT), 5.00%, 11/15/38	6,175	6,227,364
Chicago, IL, (Midway International Airport):
5.00%, 1/1/33	3,830	3,876,113
(AMT), 5.00%, 1/1/34	5,250	5,262,495
Chicago, IL, (O'Hare International Airport):
5.00%, 1/1/35	15,000	15,805,650
Security	Principal Amount (000's omitted)	Value
Transportation (continued)
Chicago, IL, (O'Hare International Airport): (continued)
5.00%, 1/1/36	$6,000	$ 6,123,600
(AMT), 4.50%, 1/1/48(4)	12,000	11,016,000
(AMT), 5.00%, 1/1/23	1,125	1,129,230
(AMT), 5.00%, 1/1/33	7,300	7,357,743
(AMT), 5.00%, 1/1/39	4,000	4,030,600
(AMT), 5.00%, 1/1/48	2,630	2,607,619
(AMT), 5.00%, 1/1/53	14,370	14,162,066
(AMT), 5.25%, 1/1/53(4)	10,500	10,580,220
Prerefunded to 1/1/23, (AMT), 5.00%, 1/1/25	16,100	16,168,747
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport):
5.25%, 11/1/31	10,395	10,564,750
(AMT), 5.25%, 11/1/30	11,015	11,119,422
Denver City and County, CO, Airport System Revenue:
(AMT), 5.00%, 12/1/35	5,000	5,063,550
(AMT), 5.00%, 12/1/38	10,000	10,080,100
Florida Development Finance Corp., (Brightline Florida Passenger Rail), Green Bonds, (AMT), 7.375%, 1/1/49(2)	9,095	7,860,718
Georgia Ports Authority:
4.00%, 7/1/40	6,750	6,283,845
4.00%, 7/1/52	8,000	7,003,920
Harris County, TX, Toll Road Revenue, 4.00%, 8/15/48	2,500	2,215,700
Hawaii, Airports System Revenue:
(AMT), 5.00%, 7/1/43	10,000	9,996,300
(AMT), 5.00%, 7/1/47	12,500	12,501,625
Houston, TX, Airport System Revenue, (AMT), 4.00%, 7/1/35	1,500	1,378,800
Kansas City Industrial Development Authority, MO, (Kansas City International Airport Terminal Modernization):
(AMT), 4.00%, 3/1/39	3,000	2,668,260
(AMT), 5.00%, 3/1/38	13,500	13,509,180
(AMT), 5.00%, 3/1/54	4,835	4,727,034
Lee County, FL, Airport Revenue, (AMT), 5.00%, 10/1/46	6,775	6,777,778
Los Angeles Department of Airports, CA, (Los Angeles International Airport):
(AMT), 5.00%, 5/15/46	20,000	20,036,400
Green Bonds, (AMT), 5.00%, 5/15/47	17,855	17,870,534
Maryland Economic Development Corp., (Transportation Facilities), 5.00%, 6/1/35	1,050	1,086,782
Massachusetts Port Authority, (AMT), 4.00%, 7/1/46	7,000	5,921,020
Metropolitan Nashville Airport Authority, TN, (AMT), 5.00%, 7/1/49	20,500	20,413,695

21
See Notes to Financial Statements.

Eaton Vance
National Municipal Income Fund
September 30, 2022
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Transportation (continued)
Metropolitan Transportation Authority, NY, (LOC: TD Bank, N.A.), 2.55%, 11/1/32(6)	$7,000	$ 7,000,000
Miami-Dade County, FL, Aviation Revenue, (AMT), 5.00%, 10/1/36	9,125	9,163,051
New Jersey Economic Development Authority, (Transit Transportation Project), 5.00%, 11/1/44	10,500	10,403,085
New Jersey Transportation Trust Fund Authority, (Transportation Program):
5.00%, 6/15/50	20,500	20,296,845
2019 Series BB, 4.00%, 6/15/50	17,575	14,533,470
2020 Series AA, 4.00%, 6/15/50	10,000	8,269,400
New Jersey Transportation Trust Fund Authority, (Transportation System), 4.00%, 6/15/36	4,085	3,681,729
New Jersey Turnpike Authority, 5.00%, 1/1/31	2,680	2,760,212
New York Thruway Authority, 4.00%, 1/1/44	10,000	9,040,000
New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment):
(AMT), 5.00%, 7/1/46	17,865	16,972,822
(AMT), 5.25%, 1/1/50	1,180	1,145,556
New York Transportation Development Corp., (Terminal 4 John F. Kennedy International Airport), (AMT), 5.00%, 12/1/29	10,000	10,244,200
North Texas Tollway Authority, 5.00%, 1/1/29	5,000	5,224,850
Oregon Department of Transportation, 4.00%, 11/15/42	15,030	13,813,321
Pennsylvania Turnpike Commission:
4.00%, 12/1/42	4,000	3,670,120
4.00%, 12/1/51	9,000	7,857,810
4.00%, 12/1/53	16,645	14,436,541
(LOC: TD Bank, N.A.), 2.55%, 12/1/39(6)	17,000	17,000,000
Philadelphia, PA, Airport Revenue, (AMT), 5.00%, 7/1/47	4,595	4,532,232
Phoenix Civic Improvement Corp., AZ, Airport Revenue, (AMT), 5.00%, 7/1/49	10,000	10,000,200
Port Authority of New York and New Jersey:
4.00%, 11/1/39	2,150	2,026,633
5.00%, 9/1/37	6,000	6,317,940
Port Freeport, TX, (AMT), 4.00%, 6/1/46	1,000	847,230
Port of Portland, OR, (Portland International Airport):
(AMT), 5.00%, 7/1/44	8,000	7,989,280
(AMT), 5.00%, 7/1/45	12,260	12,239,771
Port of Seattle, WA, (AMT), 5.00%, 4/1/44	9,870	9,880,956
Salt Lake City, UT, (Salt Lake City International Airport):
(AMT), 5.00%, 7/1/42	17,330	17,329,133
(AMT), 5.00%, 7/1/43	11,750	11,759,400
(AMT), 5.00%, 7/1/46	15,975	15,980,272
(AMT), 5.25%, 7/1/48	6,260	6,318,218
Security	Principal Amount (000's omitted)	Value
Transportation (continued)
San Diego County Regional Airport Authority, CA, 4.00%, 7/1/51	$10,750	$ 9,156,313
San Francisco City and County Airport Commission, CA, (San Francisco International Airport), (AMT), 5.00%, 5/1/49	5,000	5,000,250
Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project):
4.00%, 12/31/37	2,230	1,944,092
4.00%, 12/31/38	5,390	4,650,546
4.00%, 12/31/39	2,140	1,829,037
5.00%, 12/31/35	2,885	2,881,971
Virginia Small Business Financing Authority, (95 Express Lanes, LLC), (AMT), 4.00%, 1/1/39	7,000	6,145,510
		$ 602,044,126
Water and Sewer — 2.4%
East Bay Municipal Utility District, CA, Water System Revenue, 5.00%, 6/1/37	$7,280	$ 7,552,563
Gilbert Water Resources Municipal Property Corp., AZ, Green Bonds, 4.00%, 7/15/47	3,000	2,687,340
Metropolitan Water District of Southern California, 2.60%, (SIFMA + 0.14%), 5/21/24 (Put Date), 7/1/37(7)	3,335	3,318,325
Michigan Finance Authority, (Detroit Water and Sewerage Department), 5.00%, 7/1/33	13,095	13,332,674
New York City Municipal Water Finance Authority, NY, (Water and Sewer System), 5.00%, 6/15/35	3,955	4,097,934
Philadelphia, PA, Water and Wastewater Revenue, 5.00%, 10/1/43	5,000	5,153,200
San Francisco City and County Public Utilities Commission, CA, Wastewater Revenue, Green Bonds, 4.00%, 10/1/51	10,000	8,873,000
San Mateo-Foster City Public Financing Authority, CA, (Clean Water Program), 5.00%, 8/1/49	14,445	15,055,590
Sarasota County, FL, Utility System Revenue, 5.25%, 10/1/52	15,000	16,193,250
		$ 76,263,876
Total Tax-Exempt Municipal Obligations (identified cost $3,102,050,209)		$2,987,207,165

22
See Notes to Financial Statements.

Eaton Vance
National Municipal Income Fund
September 30, 2022
Portfolio of Investments — continued

Taxable Municipal Obligations — 5.4%
Security	Principal Amount (000's omitted)	Value
Cogeneration — 0.0%(8)
Northampton County Industrial Development Authority, PA, (Northampton Generating), 5.00%, 12/31/23(1)	$5,934	$ 1,068,113
		$ 1,068,113
Education — 0.1%
San Antonio Education Facilities Corp., TX, (University of the Incarnate Word):
2.65%, 4/1/30	$1,100	$ 881,661
3.15%, 4/1/37	1,750	1,280,913
		$ 2,162,574
General Obligations — 1.6%
Chicago, IL, 7.75%, 1/1/42	$4,050	$ 4,230,103
Detroit, MI, 2.96%, 4/1/27	1,000	882,510
Douglas County School District No. 17, NE, 2.192%, 6/15/35	775	576,972
Lakeside School District No. 9, AR:
1.65%, 4/1/36	1,115	736,803
1.90%, 4/1/39	750	469,672
Larkspur-Corte Madera School District, CA, (Election of 2011 and 2014), 2.302%, 8/1/36	1,405	1,029,458
Marin Community College District, CA, 2.01%, 8/1/33	1,140	855,467
Maryland, 0.41%, 8/1/23	5,240	5,087,097
Massachusetts, Special Obligation Revenue Bonds, Social Bonds, 3.564%, 7/15/23	28,900	28,730,935
Mattawan Consolidated School, MI, 2.096%, 5/1/33	1,120	911,725
Naugatuck, CT, 2.94%, 9/15/41	1,700	1,183,523
Puerto Rico, GO Contingent Value Instrument, 0.00%, 11/1/43	7,511	3,764,640
Tustin Unified School District, CA, 2.254%, 8/1/36	1,155	837,814
		$ 49,296,719
Hospital — 1.1%
California Statewide Communities Development Authority, (Loma Linda University Medical Center), 6.00%, 12/1/24	$34,250	$ 35,127,142
		$ 35,127,142
Insured - General Obligations — 0.0%(8)
Westland Tax Increment Finance Authority, MI:
(AGM), 2.31%, 4/1/33	$1,165	$ 911,519
Security	Principal Amount (000's omitted)	Value
Insured - General Obligations (continued)
Westland Tax Increment Finance Authority, MI: (continued)
(AGM), 2.41%, 4/1/34	$195	$ 150,874
		$ 1,062,393
Insured - Special Tax Revenue — 0.1%
Bexar County, TX, Venue Project Revenue, (AGM), 2.534%, 8/15/34	$2,805	$ 2,159,345
Rio Elementary School District Community Facilities District No. 1, CA, (BAM), 2.557%, 9/1/33	1,055	815,610
		$ 2,974,955
Insured - Transportation — 1.4%
Alameda Corridor Transportation Authority, CA:
(AMBAC), 0.00%, 10/1/26	$22,500	$ 18,288,900
(AMBAC), 0.00%, 10/1/27	34,390	26,314,540
		$ 44,603,440
Lease Revenue/Certificates of Participation — 0.1%
Golden State Tobacco Securitization Corp., CA, 1.60%, 6/1/26	$4,250	$ 3,753,345
		$ 3,753,345
Other Revenue — 0.8%
Golden State Tobacco Securitization Corp., CA, 3.714%, 6/1/41	$28,000	$ 21,316,960
Santa Cruz County, CA, Pension Obligation Bonds, 2.291%, 6/1/33	3,000	2,345,100
		$ 23,662,060
Senior Living/Life Care — 0.1%
Montgomery County Industrial Development Authority, PA, (ACTS Retirement-Life Communities, Inc. Obligated Group), 2.45%, 11/15/23	$1,250	$ 1,216,350
		$ 1,216,350
Special Tax Revenue — 0.1%
Illinois, Sales Tax Revenue, 1.999%, 6/15/28	$3,000	$ 2,468,070
		$ 2,468,070

23
See Notes to Financial Statements.

Eaton Vance
National Municipal Income Fund
September 30, 2022
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Transportation — 0.0%(8)
Central Texas Regional Mobility Authority, 2.174%, 1/1/29	$1,260	$ 1,057,820
		$ 1,057,820
Total Taxable Municipal Obligations (identified cost $184,228,906)		$ 168,452,981
Total Investments — 101.9% (identified cost $3,319,024,116)		$3,184,872,214
Other Assets, Less Liabilities — (1.9)%		$ (58,180,977)
Net Assets — 100.0%		$3,126,691,237
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2022, the aggregate value of these securities is $56,384,520 or 1.8% of the Fund's net assets.
(3)	Variable rate demand obligation that may be tendered at par on any day for payment the same or next business day. The stated interest rate, which generally resets daily, is determined by the remarketing agent and represents the rate in effect at September 30, 2022.
(4)	When-issued/delayed delivery security.
(5)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1H).
(6)	Variable rate demand obligation that may be tendered at par on any day for payment the lesser of 5 business days or 7 calendar days. The stated interest rate, which generally resets weekly, is determined by the remarketing agent and represents the rate in effect at September 30, 2022.
(7)	Floating rate security. The stated interest rate represents the rate in effect at September 30, 2022.
(8)	Amount is less than 0.05%.
(9)	Defaulted security. Issuer has defaulted on the payment of interest and/or principal or has filed for bankruptcy.
At September 30, 2022, the concentration of the Fund's investments in the various states and territories, determined as a percentage of net assets, is as follows:
California	16.7%
New York	15.3%
Texas	11.3%
Others, representing less than 10% individually	57.7%
The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At September 30, 2022, 8.9% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.4% to 5.1% of total investments.

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. Long Treasury Bond	(925)	Short	12/20/22	$(116,925,781)	$ 10,087,569
					$10,087,569
Abbreviations:
AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– AMBAC Financial Group, Inc.
AMT	– Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
BAM	– Build America Mutual Assurance Co.
Liq	– Liquidity Provider

LOC	– Letter of Credit
NPFG	– National Public Finance Guarantee Corp.
PSF	– Permanent School Fund
SIFMA	– Securities Industry and Financial Markets Association Municipal Swap Index
SOFR	– Secured Overnight Financing Rate
SPA	– Standby Bond Purchase Agreement

24
See Notes to Financial Statements.

Eaton Vance
Municipal Income Funds
September 30, 2022
Statements of Assets and Liabilities

	September 30, 2022
	AMT-Free Fund	National Fund
Assets
Investments:
Identified cost	$ 250,616,641	$ 3,319,024,116
Unrealized depreciation	(8,278,950)	(134,151,902)
Investments, at value	$242,337,691	$3,184,872,214
Cash	$ 1,944	$ 706,031
Restricted cash	—	580,000
Deposits for derivatives collateral — futures contracts	—	3,529,595
Interest receivable	3,138,946	38,057,854
Receivable for investments sold	13,222,660	155,330,894
Receivable for Fund shares sold	905,513	23,231,849
Receivable for variation margin on open futures contracts	—	607,062
Due from broker for floating rate notes issued	—	2,380,000
Total assets	$259,606,754	$3,409,295,499
Liabilities
Payable for floating rate notes issued	$ 13,074,953	$ 95,099,601
Demand note payable	290,000	—
Due to broker for floating rate notes redeemed	3,420,000	—
Payable for investments purchased	2,937,522	32,790,373
Payable for when-issued/delayed delivery securities	—	124,542,291
Payable for Fund shares redeemed	1,139,463	25,809,862
Distributions payable	95,885	1,900,645
Payable to affiliates:
Investment adviser fee	86,583	887,595
Distribution and service fees	28,489	298,914
Interest expense and fees payable	89,774	518,620
Accrued expenses	137,853	756,361
Total liabilities	$ 21,300,522	$ 282,604,262
Net Assets	$238,306,232	$3,126,691,237
Sources of Net Assets
Paid-in capital	$ 290,554,813	$ 3,632,398,717
Accumulated loss	(52,248,581)	(505,707,480)
Net Assets	$238,306,232	$3,126,691,237
Class A Shares
Net Assets	$ 113,933,119	$ 1,179,909,137
Shares Outstanding	14,629,390	134,311,426
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 7.79	$ 8.78
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$ 8.05	$ 9.07
Class C Shares
Net Assets	$ 4,906,102	$ 55,557,660
Shares Outstanding	633,605	6,324,743
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 7.74	$ 8.78
25
See Notes to Financial Statements.

Eaton Vance
Municipal Income Funds
September 30, 2022
Statements of Assets and Liabilities — continued

	September 30, 2022
	AMT-Free Fund	National Fund
Class I Shares
Net Assets	$119,467,011	$1,891,224,440
Shares Outstanding	14,046,693	215,308,460
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 8.50	$ 8.78
On sales of $100,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
26
See Notes to Financial Statements.

Eaton Vance
Municipal Income Funds
September 30, 2022
Statements of Operations

	Year Ended September 30, 2022
	AMT-Free Fund	National Fund
Investment Income
Interest income	$ 10,401,656	$ 106,507,240
Total investment income	$ 10,401,656	$ 106,507,240
Expenses
Investment adviser fee	$ 1,216,262	$ 10,910,311
Distribution and service fees:
Class A	350,236	3,466,932
Class C	72,955	762,712
Trustees’ fees and expenses	18,722	108,500
Custodian fee	74,229	638,923
Transfer and dividend disbursing agent fees	97,999	1,401,419
Legal and accounting services	74,730	168,127
Printing and postage	7,232	120,061
Registration fees	73,450	238,411
Interest expense and fees	211,683	1,144,267
Miscellaneous	55,678	229,790
Total expenses	$ 2,253,176	$ 19,189,453
Net investment income	$ 8,148,480	$ 87,317,787
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ (18,029,404)	$ (255,666,551)
Futures contracts	—	22,893,263
Net realized loss	$(18,029,404)	$(232,773,288)
Change in unrealized appreciation (depreciation):
Investments	$ (33,643,392)	$ (329,878,941)
Futures contracts	—	6,064,113
Net change in unrealized appreciation (depreciation)	$(33,643,392)	$(323,814,828)
Net realized and unrealized loss	$(51,672,796)	$(556,588,116)
Net decrease in net assets from operations	$(43,524,316)	$(469,270,329)
27
See Notes to Financial Statements.

Eaton Vance
Municipal Income Funds
September 30, 2022
Statements of Changes in Net Assets

	Year Ended September 30, 2022
	AMT-Free Fund	National Fund
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 8,148,480	$ 87,317,787
Net realized loss	(18,029,404)	(232,773,288)
Net change in unrealized appreciation (depreciation)	(33,643,392)	(323,814,828)
Net decrease in net assets from operations	$ (43,524,316)	$ (469,270,329)
Distributions to shareholders:
Class A	$ (3,726,887)	$ (34,992,231)
Class C	(137,551)	(1,325,303)
Class I	(4,457,845)	(58,955,993)
Total distributions to shareholders	$ (8,322,283)	$ (95,273,527)
Transactions in shares of beneficial interest:
Class A	$ (20,210,316)	$ (162,612,967)
Class C	(2,892,659)	(27,668,849)
Class I	(37,743,092)	(118,929,047)
Net decrease in net assets from Fund share transactions	$ (60,846,067)	$ (309,210,863)
Net decrease in net assets	$(112,692,666)	$ (873,754,719)
Net Assets
At beginning of year	$ 350,998,898	$ 4,000,445,956
At end of year	$ 238,306,232	$3,126,691,237
28
See Notes to Financial Statements.

Eaton Vance
Municipal Income Funds
September 30, 2022
Statements of Changes in Net Assets — continued

	Year Ended September 30, 2021
	AMT-Free Fund	National Fund
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 9,214,288	$ 85,910,593
Net realized gain	1,787,813	23,602,415
Net change in unrealized appreciation (depreciation)	(339,343)	2,780,570
Net increase in net assets from operations	$ 10,662,758	$ 112,293,578
Distributions to shareholders:
Class A	$ (4,300,571)	$ (36,519,653)
Class C	(208,934)	(1,594,901)
Class I	(5,185,414)	(51,964,079)
Total distributions to shareholders	$ (9,694,919)	$ (90,078,633)
Transactions in shares of beneficial interest:
Class A	$ (1,156,043)	$ (74,309,751)
Class C	(6,154,882)	(37,545,612)
Class I	15,406,188	541,213,178
Net increase in net assets from Fund share transactions	$ 8,095,263	$ 429,357,815
Net increase in net assets	$ 9,063,102	$ 451,572,760
Net Assets
At beginning of year	$ 341,935,796	$ 3,548,873,196
At end of year	$350,998,898	$4,000,445,956
29
See Notes to Financial Statements.

Eaton Vance
Municipal Income Funds
September 30, 2022
Financial Highlights

	AMT-Free Fund — Class A
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 9.290	$ 9.250	$ 9.250	$ 8.870	$ 9.130
Income (Loss) From Operations
Net investment income(1)	$ 0.227	$ 0.236	$ 0.274	$ 0.317	$ 0.336
Net realized and unrealized gain (loss)	(1.495)	0.053	0.011 (2)	0.381	(0.262)
Total income (loss) from operations	$ (1.268)	$ 0.289	$ 0.285	$ 0.698	$ 0.074
Less Distributions
From net investment income	$ (0.232)	$ (0.249)	$ (0.285)	$ (0.318)	$ (0.334)
Total distributions	$ (0.232)	$ (0.249)	$ (0.285)	$ (0.318)	$ (0.334)
Net asset value — End of year	$ 7.790	$ 9.290	$ 9.250	$ 9.250	$ 8.870
Total Return(3)	(13.85)%	3.14%	3.12%	8.02%	0.83%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$113,933	$157,981	$158,729	$150,853	$139,623
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.79%	0.76%	0.78%	0.81%	0.81%
Interest and fee expense(4)	0.07%	0.04%	0.14%	0.23%	0.24%
Total expenses	0.86%	0.80%	0.92%	1.04%	1.05%
Net investment income	2.61%	2.53%	2.97%	3.51%	3.74%
Portfolio Turnover	60%	32%	58%	33%	18%
(1)	Computed using average shares outstanding.
(2)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).
30
See Notes to Financial Statements.

Eaton Vance
Municipal Income Funds
September 30, 2022
Financial Highlights — continued

	AMT-Free Fund — Class C
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 9.240	$ 9.200	$ 9.200	$ 8.820	$ 9.080
Income (Loss) From Operations
Net investment income(1)	$ 0.159	$ 0.167	$ 0.204	$ 0.249	$ 0.267
Net realized and unrealized gain (loss)	(1.493)	0.051	0.011 (2)	0.380	(0.262)
Total income (loss) from operations	$(1.334)	$ 0.218	$ 0.215	$ 0.629	$ 0.005
Less Distributions
From net investment income	$ (0.166)	$ (0.178)	$ (0.215)	$ (0.249)	$ (0.265)
Total distributions	$(0.166)	$(0.178)	$ (0.215)	$ (0.249)	$ (0.265)
Net asset value — End of year	$ 7.740	$ 9.240	$ 9.200	$ 9.200	$ 8.820
Total Return(3)	(14.59)%	2.38%	2.36%	7.24%	0.06%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 4,906	$ 9,017	$15,094	$19,715	$32,545
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.54%	1.51%	1.53%	1.56%	1.56%
Interest and fee expense(4)	0.07%	0.04%	0.14%	0.23%	0.24%
Total expenses	1.61%	1.55%	1.67%	1.79%	1.80%
Net investment income	1.83%	1.80%	2.23%	2.78%	2.99%
Portfolio Turnover	60%	32%	58%	33%	18%
(1)	Computed using average shares outstanding.
(2)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).
31
See Notes to Financial Statements.

Eaton Vance
Municipal Income Funds
September 30, 2022
Financial Highlights — continued

	AMT-Free Fund — Class I
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 10.150	$ 10.110	$ 10.100	$ 9.680	$ 9.970
Income (Loss) From Operations
Net investment income(1)	$ 0.271	$ 0.283	$ 0.323	$ 0.370	$ 0.391
Net realized and unrealized gain (loss)	(1.644)	0.055	0.023 (2)	0.422	(0.292)
Total income (loss) from operations	$ (1.373)	$ 0.338	$ 0.346	$ 0.792	$ 0.099
Less Distributions
From net investment income	$ (0.277)	$ (0.298)	$ (0.336)	$ (0.372)	$ (0.389)
Total distributions	$ (0.277)	$ (0.298)	$ (0.336)	$ (0.372)	$ (0.389)
Net asset value — End of year	$ 8.500	$ 10.150	$ 10.110	$ 10.100	$ 9.680
Total Return(3)	(13.64)%	3.36%	3.48%	8.34%	1.02%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$119,467	$184,002	$168,113	$145,788	$132,313
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.54%	0.51%	0.53%	0.56%	0.56%
Interest and fee expense(4)	0.07%	0.04%	0.14%	0.23%	0.24%
Total expenses	0.61%	0.55%	0.67%	0.79%	0.80%
Net investment income	2.84%	2.77%	3.21%	3.76%	3.98%
Portfolio Turnover	60%	32%	58%	33%	18%
(1)	Computed using average shares outstanding.
(2)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).
32
See Notes to Financial Statements.

Eaton Vance
Municipal Income Funds
September 30, 2022
Financial Highlights — continued

	National Fund — Class A
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 10.310	$ 10.240	$ 10.140	$ 9.650	$ 9.930
Income (Loss) From Operations
Net investment income(1)	$ 0.224	$ 0.223	$ 0.265	$ 0.322	$ 0.350
Net realized and unrealized gain (loss)	(1.507)	0.082	0.119	0.491	(0.277)
Total income (loss) from operations	$ (1.283)	$ 0.305	$ 0.384	$ 0.813	$ 0.073
Less Distributions
From net investment income	$ (0.247)	$ (0.235)	$ (0.284)	$ (0.323)	$ (0.353)
Total distributions	$ (0.247)	$ (0.235)	$ (0.284)	$ (0.323)	$ (0.353)
Net asset value — End of year	$ 8.780	$ 10.310	$ 10.240	$ 10.140	$ 9.650
Total Return(2)	(12.62)%	2.99%	3.84%	8.57%	0.76%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,179,909	$1,558,418	$1,620,505	$1,605,407	$1,419,239
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.64%	0.61%	0.64%	0.68%	0.69%
Interest and fee expense(3)	0.03%	0.02%	0.05%	0.12%	0.19%
Total expenses	0.67%	0.63%	0.69%	0.80%	0.88%
Net investment income	2.30%	2.15%	2.61%	3.26%	3.58%
Portfolio Turnover	151%	56%	105%	89%	67%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).
33
See Notes to Financial Statements.

Eaton Vance
Municipal Income Funds
September 30, 2022
Financial Highlights — continued

	National Fund — Class C
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$10.310	$ 10.240	$ 10.140	$ 9.650	$ 9.930
Income (Loss) From Operations
Net investment income(1)	$ 0.148	$ 0.146	$ 0.190	$ 0.252	$ 0.276
Net realized and unrealized gain (loss)	(1.504)	0.081	0.119	0.488	(0.276)
Total income (loss) from operations	$ (1.356)	$ 0.227	$ 0.309	$ 0.740	$ —
Less Distributions
From net investment income	$ (0.174)	$ (0.157)	$ (0.209)	$ (0.250)	$ (0.280)
Total distributions	$ (0.174)	$ (0.157)	$ (0.209)	$ (0.250)	$ (0.280)
Net asset value — End of year	$ 8.780	$10.310	$ 10.240	$ 10.140	$ 9.650
Total Return(2)	(13.28)%	2.22%	3.08%	7.77%	0.01%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$55,558	$ 94,851	$131,330	$172,417	$363,026
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.39%	1.36%	1.39%	1.43%	1.44%
Interest and fee expense(3)	0.03%	0.02%	0.05%	0.12%	0.19%
Total expenses	1.42%	1.38%	1.44%	1.55%	1.63%
Net investment income	1.52%	1.41%	1.87%	2.57%	2.83%
Portfolio Turnover	151%	56%	105%	89%	67%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).
34
See Notes to Financial Statements.

Eaton Vance
Municipal Income Funds
September 30, 2022
Financial Highlights — continued

	National Fund — Class I
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 10.310	$ 10.240	$ 10.140	$ 9.650	$ 9.930
Income (Loss) From Operations
Net investment income(1)	$ 0.248	$ 0.248	$ 0.289	$ 0.341	$ 0.374
Net realized and unrealized gain (loss)	(1.507)	0.082	0.120	0.495	(0.277)
Total income (loss) from operations	$ (1.259)	$ 0.330	$ 0.409	$ 0.836	$ 0.097
Less Distributions
From net investment income	$ (0.271)	$ (0.260)	$ (0.309)	$ (0.346)	$ (0.377)
Total distributions	$ (0.271)	$ (0.260)	$ (0.309)	$ (0.346)	$ (0.377)
Net asset value — End of year	$ 8.780	$ 10.310	$ 10.240	$ 10.140	$ 9.650
Total Return(2)	(12.40)%	3.24%	4.10%	8.83%	1.01%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,891,224	$2,347,177	$1,797,038	$1,348,563	$756,446
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.39%	0.36%	0.39%	0.43%	0.44%
Interest and fee expense(3)	0.03%	0.02%	0.05%	0.12%	0.19%
Total expenses	0.42%	0.38%	0.44%	0.55%	0.63%
Net investment income	2.55%	2.39%	2.85%	3.45%	3.83%
Portfolio Turnover	151%	56%	105%	89%	67%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).
35
See Notes to Financial Statements.

Eaton Vance
Municipal Income Funds
September 30, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance AMT-Free Municipal Income Fund (AMT-Free Fund) and Eaton Vance National Municipal Income Fund (National Fund) (each individually referred to as the Fund, and collectively, the Funds) are a diversified series of Eaton Vance Mutual Funds Trust and Eaton Vance Municipals Trust, respectively (collectively, the Trusts). The Trusts are Massachusetts business trusts registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end management investment companies. Each Fund’s investment objective is to provide current income exempt from regular federal income tax. The Funds offer three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Funds’ prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.
The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Derivatives. Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Trustees have designated a Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that a Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions and Related Income—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.
C  Federal Taxes—Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends. For National Fund, the portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.
As of September 30, 2022, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
D  Expenses—The majority of expenses of the Trusts are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
E  Legal Fees— Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.
36

Eaton Vance
Municipal Income Funds
September 30, 2022
Notes to Financial Statements — continued

F  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
G  Indemnifications—Under each Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as a Trust) could be deemed to have personal liability for the obligations of the Trust. However, each Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.
H  Floating Rate Notes Issued in Conjunction with Securities Held— The Funds may invest in residual interest bonds, also referred to as inverse floating rate securities, whereby a Fund may sell a variable or fixed rate bond for cash to a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), while at the same time, buying a residual interest in the assets and cash flows of the SPV. The bond is deposited into the SPV with the same CUSIP number as the bond sold to the SPV by the Fund, and which may have been, but is not required to be, the bond purchased from the Fund (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The residual interest bond held by a Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the Bond held by the SPV transferred to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would generally pay the SPV the par amount due on the Floating Rate Notes and exchange the residual interest bond for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Funds account for the transaction described above as a secured borrowing by including the Bond in their Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in their Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the SPV for redemption at par at each reset date. Accordingly, the fair value of the payable for floating rate notes issued approximates its carrying value. If measured at fair value, the payable for floating rate notes would have been considered as Level 2 in the fair value hierarchy (see Note 10) at September 30, 2022. Interest expense related to a Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Fund, as noted above, or by the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At September 30, 2022, the amounts of the Funds’ Floating Rate Notes and related interest rates and collateral were as follows:
	AMT-Free Fund	National Fund
Floating Rate Notes Outstanding	$13,074,953	$ 95,099,601
Interest Rate or Range of Interest Rates (%)	2.49	2.48 - 2.51
Collateral for Floating Rate Notes Outstanding	$19,769,750	$ 124,999,830
In addition, at September 30, 2022, National Fund pledged cash collateral of $580,000 for the benefit of a liquidity provider for certain Floating Rate Notes. Such collateral is reflected as restricted cash on the Statement of Assets and Liabilities.
For the year ended September 30, 2022, the Funds’ average settled Floating Rate Notes outstanding and the average interest rate including fees were as follows:
	AMT-Free Fund	National Fund
Average Floating Rate Notes Outstanding	$17,820,205	$ 99,510,658
Average Interest Rate	1.19%	1.15%
In certain circumstances, the Funds may enter into shortfall and forbearance agreements with brokers by which a Fund agrees to reimburse the broker for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Funds had no shortfalls as of September 30, 2022.
37

Eaton Vance
Municipal Income Funds
September 30, 2022
Notes to Financial Statements — continued

The Funds may also purchase residual interest bonds in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to residual interest bonds purchased in a secondary market transaction are disclosed in the Portfolio of Investments.
The Funds' investment policies and restrictions expressly permit investments in residual interest bonds. Such bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of residual interest bonds are generally more volatile than that of a fixed rate bond. The Funds' investment policies do not allow the Funds to borrow money except as permitted by the 1940 Act. Management believes that the Funds' restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Funds' Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Funds' restrictions apply. Residual interest bonds held by the Funds are securities exempt from registration under Rule 144A of the Securities Act of 1933.
I  Futures Contracts—Upon entering into a futures contract, a Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.
J  When-Issued Securities and Delayed Delivery Transactions—The Funds may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract.
2  Distributions to Shareholders and Income Tax Information
The net investment income of each Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended September 30, 2022 and September 30, 2021 was as follows:
	AMT-Free Fund		National Fund
	Year Ended September 30,		Year Ended September 30,
	2022	2021	2022	2021
Tax-exempt income	$8,322,283	$9,682,218	$87,321,107	$83,800,571
Ordinary income	$ —	$ 12,701	$ 7,952,420	$ 6,278,062
38

Eaton Vance
Municipal Income Funds
September 30, 2022
Notes to Financial Statements — continued

As of September 30, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
	AMT-Free Fund	National Fund
Undistributed tax-exempt income	$ 723,027	$ 2,118,518
Deferred capital losses	(44,601,049)	(364,165,260)
Net unrealized depreciation	(8,274,674)	(141,760,093)
Distributions payable	(95,885)	(1,900,645)
Accumulated loss	$(52,248,581)	$(505,707,480)
At September 30, 2022, the following Funds, for federal income tax purposes, had deferred capital losses which would reduce the respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of a Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. The amounts of the deferred capital losses are as follows:
	AMT-Free Fund	National Fund
Deferred capital losses:
Short-term	$24,969,327	$260,355,105
Long-term	$19,631,722	$103,810,155
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of each Fund at September 30, 2022, as determined on a federal income tax basis, were as follows:
	AMT-Free Fund	National Fund
Aggregate cost	$ 237,537,412	$3,231,532,706
Gross unrealized appreciation	$ 4,286,038	$ 19,599,499
Gross unrealized depreciation	(12,560,712)	(161,359,592)
Net unrealized depreciation	$ (8,274,674)	$ (141,760,093)
39

Eaton Vance
Municipal Income Funds
September 30, 2022
Notes to Financial Statements — continued

3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, for AMT-Free Fund and Boston Management and Research (BMR), an affiliate of EVM, for National Fund as compensation for management and investment advisory services rendered to each Fund. The investment adviser fee is based upon a percentage of total daily net assets plus a percentage of total daily gross income (i.e., income other than gains from the sale of securities) as follows and is payable monthly:
Total Daily Net Assets	Annual Asset Rate	Daily Income Rate
Up to $500 million	0.300%	3.000%
$500 million but less than $1 billion	0.275%	2.750%
$1 billion but less than $1.5 billion	0.250%	2.500%
$1.5 billion but less than $2 billion	0.225%	2.250%
$2 billion but less than $3 billion	0.200%	2.000%
$3 billion and over	0.175%	1.750%
For the year ended September 30, 2022, investment adviser fees incurred by the Funds and the effective annual rates, as a percentage of average daily net assets, were as follows:
	AMT-Free Fund	National Fund
Investment Adviser Fee	$1,216,262	$10,910,311
Effective Annual Rate	0.40%	0.30%
EVM serves as the administrator of each Fund, but receives no compensation.
EVM provides sub-transfer agency and related services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, received a portion of the sales charge on sales of Class A shares of the Funds. Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of BMR, EVM and EVD, also received a portion of the sales charge on sales of Class A shares. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM, which are included in transfer and dividend disbursing agent fees on the Statements of Operations, and Class A sales charges that the Funds were informed were received by EVD and Morgan Stanley affiliated broker-dealers for the year ended September 30, 2022 were as follows:
	AMT-Free Fund	National Fund
EVM's Sub-Transfer Agent Fees	$12,734	$193,808
EVD's Class A Sales Charges	$ 4,454	$ 44,433
Morgan Stanley affiliated broker-dealers’ Class A Sales Charges	$ —	$ 19,488
Trustees and officers of the Funds who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Funds out of the investment adviser fee. Trustees of the Funds who are not affiliated with the investment advisers may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2022, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of the above organizations.
40

Eaton Vance
Municipal Income Funds
September 30, 2022
Notes to Financial Statements — continued

4  Distribution Plans
Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, each Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended September 30, 2022 for Class A shares amounted to the following:
	AMT-Free Fund	National Fund
Class A Distribution and Service Fees	$350,236	$3,466,932
Each Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the respective Funds. For the year ended September 30, 2022, the Funds paid or accrued to EVD the following distribution fees:
	AMT-Free Fund	National Fund
Class C Distribution Fees	$54,716	$572,034
The Class C Plan also authorizes each Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of the average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class C sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended September 30, 2022 amounted to the following:
	AMT-Free Fund	National Fund
Class C Service Fees	$18,239	$190,678
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 0.75% (1% prior to April 29, 2022) CDSC if redeemed within 12 months (18 months prior to April 29, 2022) of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended September 30, 2022, the Funds were informed that EVD received approximately the following amounts of CDSCs paid by Class A and Class C shareholders:
	AMT-Free Fund	National Fund
Class A	$500	$66,000
Class C	$700	$ 7,000
41

Eaton Vance
Municipal Income Funds
September 30, 2022
Notes to Financial Statements — continued

6  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities, for the year ended September 30, 2022 were as follows:
	AMT-Free Fund	National Fund
Purchases	$189,578,376	$5,467,044,049
Sales	$263,863,327	$5,737,737,477
7  Shares of Beneficial Interest
Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:
AMT-Free Fund
	Year Ended September 30, 2022			Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Class A
Sales	1,293,685	$ 11,070,243	2,641,027	$ 24,766,387
Issued to shareholders electing to receive payments of distributions in Fund shares	360,010	3,096,193	391,532	3,658,118
Redemptions	(4,119,650)	(35,134,920)	(3,720,359)	(34,629,729)
Converted from Class C shares	89,508	758,168	541,353	5,049,181
Net decrease	(2,376,447)	$(20,210,316)	(146,447)	$ (1,156,043)
Class C
Sales	35,647	$ 317,123	132,529	$ 1,235,057
Issued to shareholders electing to receive payments of distributions in Fund shares	15,751	134,955	21,623	200,701
Redemptions	(303,879)	(2,586,569)	(274,046)	(2,541,459)
Converted to Class A shares	(90,033)	(758,168)	(544,356)	(5,049,181)
Net decrease	(342,514)	$ (2,892,659)	(664,250)	$ (6,154,882)
Class I
Sales	5,504,437	$ 51,653,218	5,087,241	$ 52,068,921
Issued to shareholders electing to receive payments of distributions in Fund shares	410,806	3,874,689	434,152	4,431,087
Redemptions	(10,004,257)	(93,270,999)	(4,019,286)	(41,093,820)
Net increase (decrease)	(4,089,014)	$(37,743,092)	1,502,107	$ 15,406,188
42

Eaton Vance
Municipal Income Funds
September 30, 2022
Notes to Financial Statements — continued

National Fund
	Year Ended September 30, 2022			Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Class A
Sales	9,382,479	$ 89,723,271	11,047,967	$ 114,627,273
Issued to shareholders electing to receive payments of distributions in Fund shares	3,099,907	29,725,930	2,984,855	30,945,109
Redemptions	(29,993,424)	(288,815,393)	(24,540,436)	(254,580,665)
Converted from Class C shares	702,331	6,753,225	3,351,755	34,698,532
Net decrease	(16,808,707)	$ (162,612,967)	(7,155,859)	$ (74,309,751)
Class C
Sales	590,143	$ 5,726,338	1,859,069	$ 19,296,295
Issued to shareholders electing to receive payments of distributions in Fund shares	124,890	1,197,694	137,455	1,423,778
Redemptions	(2,886,392)	(27,839,656)	(2,272,863)	(23,567,153)
Converted to Class A shares	(702,521)	(6,753,225)	(3,351,767)	(34,698,532)
Net decrease	(2,873,880)	$ (27,668,849)	(3,628,106)	$ (37,545,612)
Class I
Sales	138,884,926	$ 1,320,089,504	90,354,141	$ 938,155,202
Issued to shareholders electing to receive payments of distributions in Fund shares	4,908,694	47,139,306	4,167,096	43,217,465
Redemptions	(156,108,342)	(1,486,157,857)	(42,427,981)	(440,159,489)
Net increase (decrease)	(12,314,722)	$ (118,929,047)	52,093,256	$ 541,213,178
8  Financial Instruments
The Funds may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities. These financial instruments may include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at September 30, 2022 is included in the Portfolio of Investments. At September 30, 2022, National Fund had sufficient cash and/or securities to cover commitments under these contracts.
Each Fund is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Funds hold fixed-rate bonds, the value of these bonds may decrease if interest rates rise. During the year ended September 30, 2022, National Fund entered into U.S. Treasury futures contracts to hedge against changes in interest rates.
43

Eaton Vance
Municipal Income Funds
September 30, 2022
Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at September 30, 2022 was as follows:
National Fund
Asset Derivatives
Futures contracts	$ 10,087,569(1)
Total	$10,087,569
(1)	Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended September 30, 2022 was as follows:
National Fund
Realized Gain (Loss) on Derivatives Recognized in Income	$22,893,263 (1)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income	$ 6,064,113(2)
(1)	Statement of Operations location: Net realized gain (loss) - Futures contracts.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) - Futures contracts.
The average notional cost of futures contracts outstanding during the year ended September 30, 2022, which is indicative of the volume of this derivative type, was approximately as follows:
National Fund
Average Notional Cost:
Futures Contracts — Short	$139,256,000
9  Line of Credit
The Funds participate with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Funds solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to each Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time. At September 30, 2022, the AMT-Free Fund had a balance outstanding pursuant to this line of credit of $290,000 at an interest rate of 4.08%. Based on the short-term nature of the borrowings under the line of credit and variable interest rate, the carrying value of the borrowings approximated its fair value at September 30, 2022. If measured at fair value, borrowings under the line of credit would have been considered as Level 2 in the fair value hierarchy (see Note 10) at September 30, 2022. The Funds did not have any significant borrowings or allocated fees during the year ended September 30, 2022. Effective October 25, 2022, the Funds renewed their line of credit agreement, which expires October 24, 2023. In connection with the renewal, the borrowing limit was decreased to $725 million.
44

Eaton Vance
Municipal Income Funds
September 30, 2022
Notes to Financial Statements — continued

10  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At September 30, 2022, the hierarchy of inputs used in valuing the Funds' investments and open derivative instruments, which are carried at value, were as follows:
AMT-Free Fund
Asset Description	Level 1	Level 2	Level 3	Total
Tax-Exempt Mortgage-Backed Securities	$ —	$ 908,059	$ —	$ 908,059
Tax-Exempt Municipal Obligations	—	241,429,632	—	241,429,632
Total Investments	$ —	$ 242,337,691	$ —	$ 242,337,691
National Fund
Asset Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$ —	$ 29,212,068	$ —	$ 29,212,068
Tax-Exempt Municipal Obligations	—	2,987,207,165	—	2,987,207,165
Taxable Municipal Obligations	—	168,452,981	—	168,452,981
Total Investments	$ —	$3,184,872,214	$ —	$3,184,872,214
Futures Contracts	$ 10,087,569	$ —	$ —	$ 10,087,569
Total	$10,087,569	$3,184,872,214	$ —	$3,194,959,783
11  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Funds' performance, or the performance of the securities in which the Funds invest.
45

Eaton Vance
AMT-Free Municipal Income Fund
September 30, 2022
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance AMT-Free Municipal Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance AMT-Free Municipal Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 23, 2022
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
46

Eaton Vance
National Municipal Income Fund
September 30, 2022
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Municipals Trust and Shareholders of Eaton Vance National Municipal Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance National Municipal Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Municipals Trust), including the portfolio of investments, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 23, 2022
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
47

Eaton Vance
Municipal Income Funds
September 30, 2022
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.
Exempt-Interest Dividends. For the fiscal year ended September 30, 2022, the Funds designate the following percentages of distributions from net investment income as exempt-interest dividends:
AMT-Free Municipal Income Fund	100.00%
National Municipal Income Fund	91.65%
48

Eaton Vance
Municipal Income Funds
September 30, 2022
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2022, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1  for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2022. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (additional fund-specific information is referenced below under “Results of the Contract Review Process”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser.  Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.  Following the “Overview” section, further information regarding the Board’s evaluation of a fund’s contractual arrangements is included under the “Results of the Contract Review Process” section.
49

Eaton Vance
Municipal Income Funds
September 30, 2022
Board of Trustees’ Contract Approval — continued

•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a particularly competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various new regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2022 meeting, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that (i) the continuation of the investment advisory agreement between Eaton Vance AMT-Free Municipal Income Fund (the “AMT-Free Muni Income Fund”) and Eaton Vance Management (“EVM”) and (ii) the continuation of the investment advisory agreement between Eaton Vance National Municipal Income Fund (the “National Muni Income Fund”, together with the AMT-Free Muni Income Fund, the “Funds” and each, a “Fund”) and Boston Management and Research (“BMR”) (EVM, with respect to the AMT-Free Muni Income Fund, and BMR, with respect to the National
50

Eaton Vance
Municipal Income Funds
September 30, 2022
Board of Trustees’ Contract Approval — continued

Muni Income Fund, are each referred to herein as the “Adviser”), including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for each Fund.
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreement for each Fund, the Board evaluated the nature, extent and quality of services provided to the Funds by the applicable Adviser.
The Board considered each Adviser’s management capabilities and investment processes in light of the types of investments held by each Fund, respectively, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Funds, including recent changes to such personnel. In particular, the Board considered, where relevant, the abilities and experience of each Adviser’s investment professionals in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal obligations.  The Board considered each Adviser’s municipal bond team, which includes investment professionals and credit specialists who provide services to the applicable Fund. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including each Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. The Board also considered the business-related and other risks to which the Advisers or its affiliates may be subject in managing the Funds.
The Board considered the compliance programs of each Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of each Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement.
Fund Performance
The Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index, and assessed each Fund’s performance on the basis of total return and current income return. The Board’s review included comparative performance data with respect to each Fund for the one-, three-, five- and ten-year periods ended December 31, 2021.
In this regard, the Board noted each Fund’s performance relative to its peer group and benchmark index for the three-year period, as follows:
Performance Relative to:
Fund	Median of Peer Group	Benchmark Index
Eaton Vance AMT-Free Municipal Income Fund	Lower	Higher
Eaton Vance National Municipal Income Fund	Consistent with	Higher
The Board considered, among other things, each Adviser’s efforts to generate competitive levels of tax-exempt current income over time through investments that, relative to comparable funds, focus on higher quality municipal bonds with longer maturities.  With respect to the Eaton Vance AMT-Free Municipal Income Fund, the Board also considered that, in response to inquiries from the Contract Review Committee, the Fund’s performance record had improved relative to its peers in more recent periods.  The Board also noted that the income return of the Fund was higher than the median income return of the Fund’s peer group for the three-year period.  On the basis of the foregoing and other relevant information provided by the Adviser in response to inquiries from the Contract Review Committee, the Board concluded that the performance of the Fund was satisfactory. With respect to the Eaton Vance National Municipal Income Fund, the Board concluded that the performance of the Fund was satisfactory.
51

Eaton Vance
Municipal Income Funds
September 30, 2022
Board of Trustees’ Contract Approval — continued

Management Fees and Expenses
The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”).  As part of its review, the Board considered each Fund’s management fees and total expense ratio for the one-year period ended December 31, 2021, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses.  The Board also considered factors that had an impact on each Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by each Adviser and relevant affiliates thereof in providing investment advisory and administrative services to each Fund and to all Eaton Vance Funds as a group.  The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates are deemed not to be excessive.
The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates in connection with their respective relationships with the Funds, including the benefits of research services that may be available to each Adviser as a result of securities transactions effected for the Funds and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and each Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of each Fund increase.  The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds.  The Board reviewed data summarizing the increases and decreases in the assets of each Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of each Adviser and its affiliates may have been affected by such increases or decreases.  Based upon the foregoing, the Board concluded that each Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser.  The Board also concluded that the structure of each advisory fee, which includes breakpoints at several asset levels, will allow each Fund to continue to benefit from any economies of scale in the future.
52

Eaton Vance
Municipal Income Funds
September 30, 2022
Liquidity Risk Management Program

Each Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. Each Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of each Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews each Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of each Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of each Fund’s Board of Trustees/Directors on June 7, 2022, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2021 through December 31, 2021 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, each Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to each Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
53

Eaton Vance
Municipal Income Funds
September 30, 2022
Management and Organization

Fund Management.The Trustees of Eaton Vance Municipals Trust and Eaton Vance Mutual Funds Trust (collectively, the Trusts) are responsible for the overall management and supervision  of the Trusts' affairs. The Board members and officers of the Trusts are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of each Fund's current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Funds to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for each Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trusts, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR.  Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 135 funds (with the exception of Mr. Bowser who oversees 110 funds) in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV (since 2021), Chief Executive Officer of EVM and BMR. Formerly, Chairman, Chief Executive Officer (2007-2021) and President (2006-2021) of EVC and Director of EVD (2007-2022). Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, and EV, which are affiliates of the Trusts.
Other Directorships. Formerly, Director of EVC (2007-2021) and Hexavest Inc.
(investment management firm) (2012-2021).
Noninterested Trustees
Alan C. Bowser(1) 1962	Trustee	Since 2022	Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- present).
Other Directorships. None.
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
54

Eaton Vance
Municipal Income Funds
September 30, 2022
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (ecommerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser(1) 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Eric A. Stein 1980	President	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
55

Eaton Vance
Municipal Income Funds
September 30, 2022
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Jill R. Damon 1984	Secretary	Since 2022	Vice President of EVM and BMR since 2017. Formerly, associate at Dechert LLP (2009-2017).
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1) Mr. Bowser and Ms. Wiser began serving as Trustees effective April 4, 2022.
The SAI for each Fund includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.
56

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
57

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
58

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
59

This Page Intentionally Left Blank

Investment Advisers
AMT-Free Municipal Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110
National Municipal Income Fund
Boston Management and Research
Two International Place
Boston, MA 02110
Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
*FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

448    9.30.22

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and Scott E. Wennerholm, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Wennerholm is a private investor. Previously, Mr. Wennerholm served as a Trustee at Wheelock College (postsecondary institution), as a Consultant at GF Parish Group (executive recruiting firm), Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm), Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm), and Vice President at Fidelity Investments Institutional Services (investment management firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance AMT-Free Municipal Income Fund and Eaton Vance Total Return Bond Fund (the “Fund(s)”) are series of Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 33 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

(a)-(d)

The following tables present the aggregate fees billed to each Fund for the Funds’ fiscal years ended September 30, 2021 and September 30, 2022 by the Funds’ principal accountant, Deloitte and Touche LLP (“D&T”), for professional services rendered for the audit of the Funds’ annual financial statements and fees billed for other services rendered by D&T during those periods.

Eaton Vance AMT-Free Municipal Income Fund

Fiscal Years Ended	9/30/21	9/30/22
Audit Fees	$50,550	$55,550
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,591	$350
All Other Fees(3)	$0	$0

Total	$62,141	$55,900

Eaton Vance Total Return Bond Fund

Fiscal Years Ended	9/30/21	9/30/22
Audit Fees	$41,050	$48,650
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,657	$4,650
All Other Fees(3)	$0	$0

Total	$52,707	$53,300

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (January 31, February 28/, September 30, October 31, November 30, or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	10/31/20	12/31/20	1/31/21	2/28/21	9/30/21	10/31/21	11/30/21	12/31/21	1/31/22	2/28/22	9/30/22
Audit Fees	$719,575	$106,700	$201,300	$26,250	$91,600	$729,872	$37,050	$111,700	$198,900	$24,050	$104,200
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$260,719	$60,338	$73,973	$10,103	$23,248	$271,569	$13,000	$61,738	$78,353	$8,478	$5,000
All Other Fees(3)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Total	$980,294	$167,038	$275,273	$36,353	$114,848	$1,001,441	$50,050	$173,438	$277,253	$32,528	$109,200

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	10/31/20	12/31/20	1/31/21	2/28/21	9/30/21	10/31/21	11/30/21	12/31/21	1/31/22	2/28/22	9/30/22
Registrant(1)	$260,719	$60,338	$73,973	$10,103	$23,248	$271,569	$13,000	$61,738	$78,353	$8,478	$5,000
Eaton Vance(2)	$51,800	$150,300	$150,300	$150,300	$51,800	$51,800	$51,800	$51,800	$51,800	$51,800	$52,836

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Morgan Stanley act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Mutual Funds Trust

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date: November 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: November 23, 2022

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date: November 23, 2022